Exhibit 10.1

Execution Version

RESTRUCTURING SUPPORT AGREEMENT

This Restructuring Support Agreement (including the exhibits attached hereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, this “Agreement”), dated as of April 18, 2019, is entered into by and among (i) Emerge Energy Services LP (“Emerge LP”), (ii) each direct and indirect subsidiary of Emerge LP party hereto (each an “Emerge LP Subsidiary”, and together with Emerge LP, the “Company”), (iii) Emerge Energy Services GP LLC (“Emerge GP”), (iv) the direct and indirect owners of Emerge GP party hereto (the “Consenting Equity Holders”), (v) the Revolving Loan Agent (as defined below), (vi) the Revolving Loan Lenders (as defined below) party hereto (the “Consenting Revolving Loan Lenders”), (vii) the Notes Agent (as defined below), and (viii) the Noteholders (as defined below) party hereto (the “Consenting Noteholders”).  Each of the foregoing are referred to herein individually as a “Party”, and collectively as the “Parties.”

RECITALS

WHEREAS, reference is made to that certain Second Amended and Restated Revolving Credit and Security Agreement, dated as of January 5, 2018 (as the same may be amended, modified or supplemented), by and among Emerge Energy Services Operating LLC (“EESO”) and Superior Silica Sands LLC (“SSS”), as borrowers, Emerge LP, as parent guarantor, HPS Investment Partners, LLC (“HPS”), as administrative and collateral agent (in such capacity, together with any successor agent, the “Revolving Loan Agent”), and the lenders party thereto from time to time (the “Revolving Loan Lenders,” such agreement, the “Revolving Loan Agreement,” and such facility, the “Revolving Loan Facility”).  Any and all claims and obligations arising under or in connection with the Revolving Loan Agreement and related loan documents are defined herein as the “Revolving Loan Obligations.”  As of the date hereof, the Revolving Credit Facility had an aggregate outstanding principal amount of approximately $66,710,000 (the “Aggregate Outstanding Revolving Loan Amount”), comprised of $10,181,544 in the form of letters of credit and approximately $56,528,456 in an aggregate outstanding principal amount in the form of outstanding loans, plus accrued but unpaid interest, fees, costs, and expenses;

WHEREAS, reference is made to that certain Second Lien Note Purchase Agreement, dated as of January 5, 2018 (as the same may be amended, modified or supplemented), by and among EESO and SSS, as issuers, Emerge LP, as parent guarantor, HPS, as notes and collateral agent (in such capacity, together with any successor agent, the “Notes Agent”), and the noteholders party thereto from time to time (the “Noteholders,” such agreement, the “Notes Purchase Agreement,” and such facility, the “Notes Purchase Facility”).  Any and all claims and obligations arising under or in connection with the Notes Purchase Agreement and related loan documents are defined herein as the “Notes Purchase Obligations.”  As of the date hereof, the Note Purchase Facility had an aggregate outstanding principal amount of approximately $208,512,307 (the “Aggregate Outstanding Notes Purchase Amount”), plus accrued but unpaid interest, fees, costs, and expenses;

WHEREAS, Emerge GP is the general partner of Emerge LP and, in such capacity and pursuant to, and subject to the terms and conditions of, its applicable organization documents, has the authority to conduct, direct, and manage all activities of Emerge LP;

WHEREAS, the Company is seeking to restructure its debt obligations and capital structure and to recapitalize the Company in accordance with the terms and conditions set forth in the restructuring term sheet attached hereto as Exhibit A (as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the “Term Sheet”)(1) pursuant to an out-of-court restructuring (the “Out-of-Court Restructuring”);

WHEREAS, if the Company does not consummate the Out-of-Court Restructuring as described in the Term Sheet and this Agreement, then the Company will, at the direction of the Committee (as defined below), commence proceedings under chapter 11 of the Bankruptcy Code (as defined below) in accordance with the terms and conditions set forth in the Term Sheet and herein in order to restructure its debt obligations and capital structure and to recapitalize the Company in accordance with the terms and conditions set forth in the Term Sheet (the “In-Court Reorganization” and, together with the Out-of-Court Restructuring, the “Transaction”);

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Board of Directors of Emerge GP (the “Board”), at the request of the Consenting Creditors (as defined below), is designating a restructuring committee (the “Committee”) to exercise the powers of the Board (and the Board will relinquish all such powers delegated to the Committee) pursuant and subject to a charter in the form attached hereto as Exhibit B (the “Charter”), and (ii) the Committee and Emerge Energy Services Holdings LLC (“Emerge Holdings”), as the sole member of Emerge GP, are entering into a voting and standstill agreement in the form attached hereto as Exhibit C (the “Voting and Standstill Agreement”), pursuant to which Emerge Holdings is delivering to the Committee an irrevocable voting proxy in the form attached to the Voting and Standstill Agreement as Exhibit A (the “Voting Proxy”);

WHEREAS, the Charter, the Voting and Standstill Agreement, and the Voting Proxy shall, subject to their respective terms and conditions, each remain in full force and effect from the Agreement Effective Date (as defined below) until the earlier of (i) the termination of this Agreement solely in accordance with Section 6(a) below, and (ii) the date on which the Transaction is substantially consummated in accordance with the terms and conditions of the Definitive Documents (such earlier date, the “Reversion Date”); and

WHEREAS, from the Agreement Effective Date until the Reversion Date, the Committee shall at all times comprise two independent directors appointed by the Company from a slate acceptable to the Majority Noteholders (as defined below) and, to the extent approved by and in the sole discretion of Emerge GP, one independent director nominated by the Company.

(1)  Capitalized terms used but not otherwise defined herein are defined in accordance with the Term Sheet, which is expressly made part of this Agreement and incorporated herein by reference.

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NOW, THEREFORE, in consideration of the promises, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             The Transaction

Subject to the terms and conditions of this Agreement and the exhibits attached hereto, the Parties agree as follows until this Agreement has been terminated in accordance with Section 6 below:

a.             Generally.  Each of the Parties will use commercially reasonable efforts to cause to occur and cooperate in the prompt consummation of the Transaction on terms and conditions consistent in all respects with the Term Sheet and this Agreement.  Each of the Parties shall also cooperate with each other in good faith and shall use commercially reasonable efforts to coordinate their activities in connection with all matters concerning the pursuit, implementation, and consummation of the Transaction.  The agreements, representations, warranties, covenants, and obligations of the Consenting Creditors,(2) Emerge GP, and the Consenting Equity Holders under or in connection with this Agreement are several and not joint in all respects.  Any breach or violation of this Agreement by a Party shall not result in liability for any other Party.

b.             Form of Transaction.  The Transaction shall be effectuated as an Out-of-Court Restructuring unless the Committee determines (in good faith) that execution of the Out-of-Court Restructuring as contemplated in the Term Sheet is no longer reasonably possible or in the best interests of the Company and its stakeholders.  In that event, the Company shall, as soon as practicable, effectuate the In-Court Reorganization on terms and conditions consistent in all respects with the Term Sheet, in one or more cases (the “Chapter 11 Cases”) filed under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) to be commenced in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) that shall (i) contemplate a Plan (as defined below) that is consistent in all respects with the terms and conditions of Appendix 1 of the Term Sheet, or (ii) to the extent the Chapter 11 Cases involve any sale of assets pursuant to section 363 or 1123 of the Bankruptcy Code, provide that the Noteholders may serve as a stalking horse, with standard stalking horse protections, and can credit bid in connection with the purchase of such assets.

2.             Agreement Effective Date

This Agreement shall be effective at 12:01 a.m. prevailing Eastern Time on the date hereof; provided that, as of such date, (i) the Company, Emerge GP, the Consenting Equity Holders, the Revolving Loan Agent, Revolving Loan Lenders holding 100% of the outstanding aggregate principal amount of the Revolving Loan Obligations, the Notes Agent, and Noteholders holding 100% of the outstanding aggregate principal amount of the Notes Purchase Obligations shall have executed and delivered to each other counterpart signature pages to this Agreement; (ii) the Board of Emerge GP shall have approved and adopted the Charter annexed hereto as Exhibit B, and (iii) Emerge Holdings shall have executed and delivered the Voting Proxy to the Committee

(2)   As used herein, the term “Consenting Creditors” means, collectively, the Revolving Loan Agent, the Consenting Revolving Loan Lenders, the Notes Purchase Agent, and the Consenting Noteholders.

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(such date, the “Agreement Effective Date”).  The terms and provisions of this Agreement, and the rights, agreements, covenants, and the obligations of the Parties hereunder, shall not become effective or binding until the occurrence of the Agreement Effective Date.

3.             All Parties:  Implementation of the Transaction

Subject to the terms and conditions of this Agreement and the exhibits attached hereto, each Party hereby covenants and agrees, from the Agreement Effective Date until this Agreement has been terminated as to it in accordance with Section 6 below:

(i)            to negotiate in good faith the definitive documents implementing, achieving or relating to the Transaction or described in or contemplated by this Agreement or the Term Sheet (collectively, such definitive documents, the “Definitive Documents”), including, but not limited to, any stock purchase agreement, asset purchase agreement, equity transfer agreement, stockholder agreement, equity commitment agreement, and partnership agreement; and any chapter 11 motions, orders and related documents, including, but not limited to, debtor-in-possession and exit financing documents, cash collateral orders and related budgets, and all related agreements, documents, exhibits, annexes and schedules and, if applicable, the chapter 11 plan of reorganization (the “Plan”), the disclosure statement used to solicit votes on the Plan (the “Disclosure Statement”), the order of the Bankruptcy Court confirming such Plan (the “Confirmation Order”) and any “first day” pleadings to be filed by the Company in connection with the Chapter 11 Cases, in each case the terms and conditions of which will be consistent in all respects with the Term Sheet, as such definitive documents are approved in writing by, or amended, modified or supplemented from time to time with the written consent of, the Committee and Noteholders holding more than 50% of the outstanding aggregate principal amount of the Notes Purchase Obligations (the “Majority Noteholders”);

(ii)           to promptly execute and deliver (to the extent they are a party thereto) and otherwise support the prompt consummation of the transactions contemplated by the Definitive Documents; and

(iii)          not object to, delay, impede, commence any proceeding, or take any other action to interfere, directly or indirectly, in any material respect with the prompt consummation of the Transaction (or instruct, direct, encourage or support any person or entity to do any of the foregoing).

4.             Support of the Transaction

a.             Consenting Creditors Support.  Subject to the terms and conditions of this Agreement and the exhibits attached hereto, each Consenting Creditor agrees that, until this Agreement has been terminated as to it in accordance with Section 6, it will:

(i)            not accelerate the Revolving Loan Obligations or Notes Purchase Obligations, not commence an involuntary bankruptcy case against the Company, and not foreclose, take any enforcement action, or otherwise exercise any remedy against or realize upon any portion of the Collateral (as defined under the Revolving Loan Agreement); provided that the Consenting Creditors further agree that this Section 4(a)(i) shall survive and continue to

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apply for the benefit of the Company for two (2) business days after this Agreement has been terminated in accordance with Section 6 below;

(ii)           not object to, or otherwise commence any proceeding to oppose, the Transaction, the confirmation or consummation of the Plan, or approval of the Disclosure Statement;

(iii)          not take any action to prevent, delay or impede the consummation of the Transaction or the Definitive Documents;

(iv)          provided that such Consenting Creditors, as applicable, have been solicited in accordance with applicable law, tender for exchange all notes beneficially owned by such Consenting Noteholder or for which it is the nominee, investment manager, or advisor for beneficial holders thereof for New Equity Interests;

(iv)          provided that such Consenting Creditors, as applicable, have been solicited in accordance with sections 1125 and 1126 of the Bankruptcy Code, if applicable, and other applicable law, vote all claims (as defined in Section 101(5) of the Bankruptcy Code) beneficially owned by such Consenting Creditor or for which it is the nominee, investment manager, or advisor for beneficial holders thereof in favor of the Transaction (and to accept the Plan, if applicable) and in favor of the releases, indemnity and exculpation provided under the Plan in accordance with the applicable procedures set forth in the Disclosure Statement and accompanying voting materials, and return a duly-executed ballot in connection therewith no later than the applicable deadline set forth in the Disclosure Statement;

(v)           not change, withdraw or revoke (or seek to change, withdraw or revoke) its participation in the Transaction or any vote to accept the Plan;

(vi)          not “opt out” of or object to any releases, indemnity or exculpation provided under the Plan (and to the extent required by such ballot, affirmatively “opt in” to such releases, indemnity and exculpation); and

(vii)         not support or vote in favor of any other plan of reorganization or liquidation proposed or filed, or to be proposed or filed, in the Chapter 11 Cases if commenced.

Notwithstanding the foregoing, in the event that (i) the Bankruptcy Court does not approve the releases and exculpation as described in the Term Sheet pursuant to the Confirmation Order and (ii) this Agreement has not been terminated as of the date of entry of the Confirmation Order, then each Consenting Creditor covenants and agrees to support and not object to the Reorganized Company providing such releases and exculpation (and, to the extent applicable, take reasonable steps to cause the Reorganized Company to provide such releases and exculpation) as promptly as reasonably possible after the occurrence of the date on which the Transaction is substantially consummated in accordance with the terms and conditions of the Definitive Documents (the “Effective Date”) (and each Consenting Creditor covenants and agrees not to object to, delay, impede, or take any other action (including to instruct or direct any other person or entity) to interfere with the prompt consummation thereof), which covenants and agreements shall survive the occurrence of the Termination Date.

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b.             Emerge GP and Consenting Equity Holders Support.  Subject to the terms and conditions of this Agreement and the exhibits attached hereto, Emerge GP and each Consenting Equity Holder agrees that, until this Agreement has been terminated as to it in accordance with Section 6, it will:

(i)            not object to, or otherwise commence any proceeding to oppose, the Transaction, the confirmation or consummation of the Plan, or approval of the Disclosure Statement;

(ii)           not take any action to prevent, delay or impede the consummation of the Transaction or the Definitive Documents;

(iii)          provided that it has been solicited in accordance with sections 1125 and 1126 of the Bankruptcy Code, if applicable, and other applicable law and solely to the extent that it is a member of a voting class under the Plan, to vote all Existing Equity Interests beneficially owned by it or for which it is the nominee, investment manager, or advisor for beneficial holders thereof in favor of the Transaction (and to accept the Plan, if applicable) and in favor of the releases, indemnity and exculpation provided under the Plan in accordance with the applicable procedures set forth in the Disclosure Statement and accompanying voting materials, and return a duly-executed ballot in connection therewith no later than the applicable deadline set forth in the Disclosure Statement;

(iv)          not change, withdraw or revoke (or seek to change, withdraw or revoke) its participation in the Transaction or its vote to accept the Plan;

(v)           not “opt out” of or object to any releases, indemnity or exculpation provided under the Plan (and to the extent required by such ballot, affirmatively “opt in” to such releases, indemnity and exculpation); and

(vi)          not support or vote in favor of any other plan of reorganization or liquidation proposed or filed, or to be proposed or filed, in the Chapter 11 Cases if commenced.

c.             Service on Committee.  Notwithstanding anything in this Agreement to the contrary, if any Consenting Creditor is appointed to, and serves on a committee in the Chapter 11 Cases, the terms of this Agreement shall not be construed to limit its exercise of fiduciary duties in its role as a member of such committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement; provided, however, that service as a member of a committee shall not relieve such Consenting Creditor of its obligations to affirmatively support, and vote to accept, the Plan, on the terms and conditions set forth herein; provided, further, that nothing in this Agreement shall be construed as requiring any Consenting Creditor to serve on any committee in the Chapter 11 Cases.

d.             Definitive Documents; Other Rights Reserved.  The agreements, covenants, and obligations of each Party under Section 1, Section 3 and this Section 4 are conditioned upon and subject to the terms and conditions of the Transaction and the Definitive Documents being consistent in all respects with this Agreement and the Term Sheet.  Unless expressly limited herein, nothing contained herein shall limit the ability of Emerge GP, a

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Consenting Creditor, or a Consenting Equity Holder to (i) consult with the Company or any other Party (or any of their respective professionals or advisors) or (ii) appear and be heard concerning any matter arising in the Chapter 11 Cases; provided, that such consultation or appearance is not inconsistent with such Party’s covenants and obligations under this Agreement.

5.             Company’s Obligations to Support the Transaction

a.             Subject to the terms and conditions of this Agreement and the exhibits attached hereto, and until this Agreement has been terminated as to it in accordance with Section 6, the Company shall, subject to its applicable fiduciary duties, use its commercially reasonable best efforts to:

(i)            support and promptly consummate the Transaction as expeditiously as practicable under applicable law on terms and conditions consistent in all respects with the Term Sheet;

(ii)           obtain any and all required regulatory and/or third-party approvals for the Transaction as expeditiously as practicable (if any and to the extent such approvals are not overridden by the Bankruptcy Code);

(iii)          not take any action that is inconsistent with, or is intended or is reasonably likely to interfere with or impede or delay consummation of, the Transaction; and

(iv)          not file or otherwise pursue a chapter 11 plan or any other Definitive Document that is inconsistent with the terms of this Agreement and the Term Sheet;

b.             Notwithstanding the foregoing, in the event that (i) the Bankruptcy Court does not approve the releases and exculpation as described in the Term Sheet pursuant to the Confirmation Order and (ii) this Agreement has not been terminated as of the date of entry of the Confirmation Order, then the Reorganized Company covenants and agrees to provide such releases and exculpation as promptly as reasonably possible after the occurrence of the Effective Date, which covenants and agreements shall survive the occurrence of the Termination Date.

c.             Notwithstanding anything to the contrary herein, the Company (solely at the direction of, and with the consent of, the Committee from the Agreement Effective Date until the Reversion Date) shall be entitled, at any time prior to consummation of the Transaction, to solicit, encourage and initiate any offer or proposal from, enter into any agreement with, or engage in any discussions or negotiations with any person or entity concerning any actual or proposed transaction involving any or all of (i) a competing plan of reorganization or other financial and/or corporate restructuring of the Company, (ii) the issuance, sale or other disposition of any equity or debt interests, or any material assets, of the Company, or (iii) a merger, consolidation, business combination, liquidation, recapitalization, refinancing or similar transaction involving the Company (each, an “Alternative Transaction”), in each case to the extent the Committee determines in good faith that such Alternative Transaction best maximizes value for the applicable Company entity and its stakeholders.  At all times prior to the date on which the Transaction is consummated, the Company shall promptly deliver to the other Parties all written communications delivered to or received by the Company or any of its advisors making

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or materially modifying any alternative offers, including, without limitation, copies of all expressions of interest, term sheets, letters of interest, offers, and proposed agreements related to the foregoing.

6.             Termination

a.             All Parties.  This Agreement shall terminate as to all Parties upon the earliest to occur of any of the following:

(i)            the Transaction is consummated;

(ii)           the Transaction is not consummated in accordance with this Agreement and the Term Sheet by December 31, 2019 (the “Outside Date”), as such date may be further extended in writing from time to time by Emerge GP, the Company (with the consent of the Committee from the Agreement Effective Date until the Reversion Date), and the Majority Noteholders;

(iii)          Emerge GP, the Company (with the consent of the Committee from the Agreement Effective Date until the Reversion Date), and the Majority Noteholders mutually agree to such termination in writing; or

(iv)          this Agreement is terminated pursuant to and in accordance with paragraph (b) or (c) of this Section 6.

b.             The Company.  The Company (with the consent of the Committee from the Agreement Effective Date until the Reversion Date) may terminate this Agreement by written notice to the other Parties upon the occurrence of any of the following events:

(1)           upon a material breach by any Consenting Creditor of its obligations hereunder (a “Defaulting Creditor”), which breach is not cured within five (5) business days after the giving of written notice of such breach; provided, however, the Company may not terminate this Agreement if the Consenting Revolving Loan Lenders and the Consenting Noteholders that remain after excluding such Defaulting Creditor still constitute the Majority Revolving Loan Lenders (as defined below) and the Majority Noteholders;

(2)           if the Committee from the Agreement Effective Date until the Reversion Date (and thereafter, if any of the board of directors, boards of managers, or other governing body of Emerge LP or any Emerge LP Subsidiary, as applicable) determines, in good faith and based upon advice of legal counsel, that proceeding with the Transaction would be inconsistent with the exercise of its applicable fiduciary duties under applicable law (if any), rule or regulation; or

(3)           if the Bankruptcy Court or other governmental authority with jurisdiction shall have issued any order, injunction or other decree or taken any other action, in each case, which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the implementation of the Transaction or declares this Agreement or any material provision contained herein to be unenforceable.

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c.             Consenting Creditors.  Revolving Loan Lenders holding more than 50% of the outstanding aggregate principal amount of the Revolving Loan Obligations (the “Majority Revolving Loan Lenders”) and the Majority Noteholders may terminate this Agreement by written notice to the other Parties upon the occurrence of any of the following events:

(1)           upon a material breach by the Company, Emerge GP, or any Consenting Equity Holder of its respective obligations hereunder, which breach is not cured within five (5) business days after the giving of written notice of such breach;

(2)           in the event the Chapter 11 Cases are commenced, either (a) the Company (i) withdraws the Plan, (ii) moves to voluntarily dismiss any of the Chapter 11 Cases, (iii) moves for conversion of any of the Chapter 11 Cases to Chapter 7 of the Bankruptcy Code, or (iv) moves for appointment of an examiner with expanded powers pursuant to section 1104 of the Bankruptcy Code or trustee in any of the Chapter 11 Cases, or (b) a final order is entered by the Bankruptcy Court granting any of the relief described in clauses (ii), (iii) or (iv) above;

(3)           if the Company enters into an Alternative Transaction or shall have publicly announced its intention to support or pursue, or entered into any agreement to support or pursue, an Alternative Transaction;

(4)           in the event the Chapter 11 Cases are commenced, the Company files any motion or other pleading with the Bankruptcy Court indicating its intention to support or pursue, or files with the Bankruptcy Court, any chapter 11 plan of reorganization (or related disclosure statement) that is inconsistent in any material respect with this Agreement and the Term Sheet;

(5)           in the event the Company determines not to pursue the Transaction in accordance with Section 6(b)(2) of this Agreement; or

(6)           if the Bankruptcy Court or other governmental authority with jurisdiction shall have issued any order, injunction or other decree or taken any other action, in each case, which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the implementation of the Transaction or declares this Agreement or any material provision contained herein to be unenforceable.

Notwithstanding anything to the contrary herein, any right to terminate this Agreement as to the Consenting Creditors may be exercised only by the Majority Revolving Loan Lenders and the Majority Noteholders on behalf of all Consenting Creditors, and may not be exercised by one or more individual Consenting Creditors not constituting the Majority Revolving Loan Lenders and the Majority Noteholders.

d.             Emerge GP and the Consenting Equity Holders.  Emerge GP and the Consenting Equity Holders may terminate this Agreement, solely as to themselves, by written notice to the other Parties upon the occurrence of any of the following events:

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(1)           upon a material breach by the Company of its respective obligations hereunder, which breach is not cured within five (5) business days after the giving of written notice of such breach;

(2)           upon a material breach by any Consenting Creditor of its respective obligations hereunder, which breach is not cured within five (5) business days after the giving of written notice of such breach; provided, however, neither Emerge GP nor any Consenting Equity Holder may terminate this Agreement if the Consenting Revolving Loan Lenders and the Consenting Noteholders that remain after excluding such Defaulting Creditor still constitute the Majority Revolving Loan Lenders (as defined below) and the Majority Noteholders;

(3)           upon the execution or delivery of, or the amendment, modification, or waiver of any term or condition of, any Definitive Document (including with respect to any sale of assets pursuant to Section 363 or 1123 of the Bankruptcy Code) without the prior written consent of Emerge GP and the Consenting Equity Holders to the extent such Definitive Document or proposed amendment, modification or waiver either (i) adversely changes the economic treatment of the holders of Existing Equity Interests, Emerge GP or any Consenting Equity Holder in a material and disproportionate manner relative to the Consenting Noteholders or (ii) adversely changes the releases, exculpation, indemnities or other benefits to be provided to Emerge GP or any Consenting Equity Holder or any of their respective affiliates, subsidiaries, members, managers, professionals, directors, or officers, in each case as contemplated by the Term Sheet as in existence as of the date hereof;

(4)           if the Bankruptcy Court or other governmental authority with jurisdiction shall have issued any order, injunction or other decree or taken any other action, in each case, which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the implementation of the Transaction or declares this Agreement or any material provision contained herein to be unenforceable; or

(5)           in the event the Company determines not to pursue the Transaction in accordance with Section 6(b)(2) of this Agreement.

Notwithstanding anything in this Agreement to the contrary, any termination of this Agreement pursuant to this sub-paragraph (d) by Emerge GP or the Consenting Equity Holders shall not limit, alter, or impair any term or condition of this Agreement between or among the Company, on the one hand, and the Consenting Creditors, on the other hand, and this Agreement shall remain binding and enforceable as between or among such Parties and otherwise in full force and effect as to such Parties unless and until this Agreement is terminated in accordance with sub-paragraph (a), (b) or (c) of this Section 6.

e.             Effect of Termination.  If this Agreement is terminated pursuant to this Section 6, any and all further agreements, obligations, and covenants of the applicable Parties hereunder shall be terminated without further liability (except for such agreements, obligations, and covenants that expressly survive such termination).  If this Agreement may be terminated at a time when permission of the Bankruptcy Court is required for a Party to terminate, or cause the termination of, this Agreement (or for such Party to change, revoke or withdraw, or cause to change, revoke or withdraw, its vote to accept the Plan), no other Party shall oppose any attempt

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by such moving Party to obtain Bankruptcy Court approval for such act or action; provided that the moving Party has otherwise fully complied with the terms and conditions of this Section 6.  Notwithstanding anything to the contrary in this Agreement, (i) no termination of this Agreement shall relieve any Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination; and (ii) the right to terminate this Agreement under this Section 6 shall not be available to any Party whose failure to fulfill any of its material obligations under this Agreement has been the cause of, or resulted in, the occurrence of the proposed termination event.

7.             Representations of the Company

The Company hereby jointly and severally represents and warrants to the other Parties that the following statements are true and correct in all material respects as of the date hereof:

a.             Power and Authority.  It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

b.             Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

c.             No Conflicts.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not (i) violate any provision of law, rule, or regulation applicable to it or its organizational documents or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party or under its organizational documents.

d.             Governmental Consents.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than (i) such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission; (ii) the filing of a pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including the rules and regulations promulgated thereunder (the “HSR Act”), which, to the extent required, have been or will be made, and (iii) such filings as may be necessary or required in connection with the Chapter 11 Cases.

e.             Binding Obligation.  This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization moratorium, or other similar laws relating to or relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

f.             No Litigation.  No litigation or proceeding before any court, arbitrator, or administrative or governmental body is pending against it that would adversely affect its ability to enter into this Agreement or perform its obligations hereunder.

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g.                                       Representation.  It has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement and the Term Sheet, and has had the contents hereof fully explained by such counsel and is fully aware of such contents and legal effect.

h.                                      No Claims.  To the best of its knowledge, there are no actions, suits, orders, directives or other legal or regulatory proceedings instituted, pending or threatened against any current or former officer, director or employee of Emerge GP or the Company (in their respective capacities as such) before any court or arbitrator or any governmental authority or instituted by any governmental authority, which action, suit, order, directive or other legal or regulatory proceeding would require, or be subject to, indemnity or reimbursement by Emerge GP or the Company.

i.                                          Specified Leases.  The Company is not party to any material railcar or terminal lease other than the railcar and terminal leases listed on Exhibit 3 attached to the Term Sheet.

j.                                         Emerge GP.  Emerge GP is the sole and exclusive general partner of Emerge LP.

8.                                      Representations of the Consenting Creditors

Each of the Consenting Creditors severally, but not jointly, represents and warrants to the other Parties that the following statements are true and correct in all material respects as of the date hereof with respect to itself only:

a.                                      Holdings by Consenting Creditors.  It either (i) is the sole legal and beneficial owner of the principal amount of Revolving Loan Obligations and Notes Purchase Obligations set forth opposite its name on Schedule A attached hereto and all related claims, rights and causes of action arising out of or in connection with or otherwise relating thereto (for each such Consenting Creditor, the “Consenting Creditor Claims”), in each case free and clear of all claims, liens and encumbrances, or (ii) has sole investment or voting discretion with respect to such Consenting Creditor Claims and has the power and authority to bind the beneficial owner(s) of such Consenting Creditor Claims to the terms of this Agreement.  It has full and sole power and authority to vote on and consent to matters concerning such Consenting Creditor Claims with respect to the Transaction.

b.                                      Prior Transfers.  It has made no prior assignment, sale, grant, pledge, conveyance, or other transfer of, and has not entered into any agreement to assign, sell, grant, pledge, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interests in its Consenting Creditor Claims or its voting rights with respect thereto.

c.                                       Power and Authority.  It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

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d.                                      Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

e.                                       No Conflicts.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not (i) violate any provision of law, rule, or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational documents) or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party or under its certificate of incorporation or by-laws (or other organizational documents).

f.                                        Governmental Consents.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than (i) such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission, (ii) any necessary filings under the HSR Act, which, to the extent required, have been or will be made, and (iii) such filings as may be necessary or required in connection with the Chapter 11 Cases.

g.                                       Binding Obligation.  This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization moratorium, or other similar laws relating to or relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

h.                                      No Litigation.  No litigation or proceeding before any court, arbitrator, or administrative or governmental body is pending against it that would adversely affect its ability to enter into this Agreement or perform its obligations hereunder.

i.                                          Representation.  It has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement and the Term Sheet, and has had the contents hereof fully explained by such counsel and is fully aware of such contents and legal effect.

j.                                         Accredited Investor.  It is (i) a sophisticated investor with respect to the transactions described herein with sufficient knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of owning and investing in securities of the Company (including any securities that may be issued in connection with the Transaction), making an informed decision with respect thereto, and evaluating properly the terms and conditions of this Agreement, and it has made its own analysis and decision to enter in this Agreement, (ii) an “accredited investor” within the meaning of Rule 501 of the Securities Act of 1933 (as amended) or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933 (as amended) and (iii) acquiring any securities that may be issued in connection with the Transaction for its own account and not with a view to the distribution thereof.  Each Consenting Creditor hereby further confirms that it has made its own decision to execute this Agreement based upon its own independent assessment of documents and information available to it, as it deemed appropriate and sufficient.

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9.                                      Representations of Emerge GP and Consenting Equity Holders

Emerge GP and each of the Consenting Equity Holders severally, but not jointly, represents and warrants to the other Parties that the following statements are true and correct in all material respects as of the date hereof with respect to itself only:

a.                                      Ownership of Existing Equity Interests.  It is the sole legal and beneficial owner of the Existing Equity Interests set forth opposite its name on Schedule B attached hereto, free and clear of all claims, liens and encumbrances (other than claims, liens, and encumbrances arising under or in connection with the Revolving Loan Facility and the Notes Purchase Facility) and has full and sole power and authority to consent to matters concerning such Existing Equity Interests with respect to the Transaction.  No other affiliate or subsidiary of it owns or controls any Existing Equity Interests other than as set forth opposite its name on Schedule B attached hereto.

b.                                      Prior Transfers.  It has made no prior assignment, sale, grant, pledge, conveyance, or other transfer of, and has not entered into any agreement to assign, sell, grant, pledge, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interests in its Existing Equity Interests (other than claims, liens, and encumbrances arising under or in connection with the Revolving Loan Facility and the Notes Purchase Facility) or its voting rights with respect thereto (other than the Voting Proxy).

c.                                       Power and Authority.  It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

d.                                      Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

e.                                       No Conflicts.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not (i) violate any provision of law, rule, or regulation applicable to it or its organizational documents or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party or under its organizational documents.

f.                                        Governmental Consents.  The execution and delivery of this Agreement and the performance of its obligations hereunder do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than (i) such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission, (ii) any necessary filings under the HSR Act, which, to the extent required, have been or will be made, and (iii) such filings as may be necessary or required in connection with the Chapter 11 Cases.

g.                                       Binding Obligation.  This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization moratorium, or other similar laws relating to or

14

relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

h.                                      No Litigation.  No litigation or proceeding before any court, arbitrator, or administrative or governmental body is pending against it that would adversely affect its ability to enter into this Agreement or perform its obligations hereunder.

i.                                          Representation.  It has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement and the Term Sheet, and has had the contents hereof fully explained by such counsel and is fully aware of such contents and legal effect.

j.                                         No Claims.  To the best of its knowledge, there are no actions, suits, orders, directives or other legal or regulatory proceedings instituted, pending or threatened against any current or former officer, director or employee of Emerge GP or the Company (in their respective capacities as such) before any court or arbitrator or any governmental authority or instituted by any governmental authority, which action, suit, order, directive or other legal or regulatory proceeding would require, or be subject to, indemnity or reimbursement by Emerge GP or the Company.

k.                                      Accredited Investor.  It is (i) a sophisticated investor with respect to the transactions described herein with sufficient knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of owning and investing in securities of the Company (including any securities that may be issued in connection with the Transaction), making an informed decision with respect thereto, and evaluating properly the terms and conditions of this Agreement, and it has made its own analysis and decision to enter in this Agreement, and (ii) an “accredited investor” within the meaning of Rule 501 of the Securities Act of 1933 (as amended) or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933 (as amended).  It hereby further confirms that it has made its own decision to execute this Agreement based upon its own independent assessment of documents and information available to it, as it deemed appropriate and sufficient.

10.                               Additional Claims and Interests

This Agreement shall in no way be construed to preclude a Consenting Creditor from acquiring additional claims against or interests in the Company (collectively, the “Additional Claims/Interests”).  However, in the event a Consenting Creditor (or any of their respective controlled funds) shall acquire any such Additional Claims/Interests after the date hereof (or holds such Additional Claims/Interests as of the date hereof), such Additional Claims/Interests shall automatically be deemed, without further notice to or action of any Party, to be subject to the terms and conditions of this Agreement.

11.                               Transfer of Claims and Existing Equity Interests

Each Consenting Creditor agrees that, until this Agreement has been terminated as to it in accordance with Section 6, it will not, directly or indirectly, (i) sell, transfer, pledge, assign, hypothecate, grant an option on, or otherwise convey or dispose of any of its Consenting Noteholder Claims (except in connection with consummation of the Transaction), unless such

15

transferee or other recipient is either a Party hereto or has executed and delivered to the Company a joinder, substantially in the form attached hereto as Exhibit D and otherwise in form and substance reasonably satisfactory to the Company and the Majority Noteholders, or (ii) grant any proxies, deposit any of the Consenting Noteholder Claims into a voting trust or enter into a voting agreement with respect to any of the Consenting Noteholder Claims (collectively, a “Claim Transfer”).  Any attempted or proposed Claim Transfer that does not comply with the foregoing shall be deemed void ab initio and of no force or effect.  No Consenting Creditor shall have any liability under this Agreement arising from or related to the failure of its transferee to comply with the terms of this Agreement.

Emerge GP and each Consenting Equity Holder agrees that, until this Agreement has been terminated as to it in accordance with Section 6, it will not, directly or indirectly, (i) sell, transfer, pledge, assign, hypothecate, grant an option on, or otherwise convey or dispose of any of its Existing Equity Interests unless such transferee or other recipient is either a Party hereto or has executed and delivered to the Company a joinder, substantially in the form attached hereto as Exhibit D and otherwise in form and substance reasonably satisfactory to the Company and the Majority Noteholders, or (ii) grant any proxies, deposit any of its Existing Equity Interests into a voting trust or enter into a voting agreement with respect to any of its Existing Equity Interests, in each case except pursuant to the Voting Proxy (collectively, an “Equity Transfer”).  Any attempted or proposed Equity Transfer that does not comply with the foregoing shall be deemed void ab initio and of no force or effect.  Emerge GP and the Consenting Equity Holders shall not have any liability under this Agreement arising from or related to the failure of its transferee to comply with the terms of this Agreement.

12.                               Prior Negotiations

This Agreement and the exhibits attached hereto set forth in full the terms of agreement between the Parties and is intended as the full, complete and exclusive contract governing the relationship between the Parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between or among the Parties with respect thereto; provided, that any confidentiality agreement between or among the Parties shall remain in full force and effect in accordance with its terms; provided, further, that the Parties intend to enter into the Definitive Documents after the date hereof to consummate the Transaction.

13.                               Amendment or Waiver

No waiver, modification or amendment of the terms of this Agreement or the exhibits attached hereto shall be valid unless such waiver, modification or amendment is in writing and has been signed by the Company (with the consent of the Committee from the Agreement Effective Date until the Reversion Date), the Majority Revolving Loan Lenders, and the Majority Noteholders; provided, that any term or provision of this Agreement or the exhibits attached hereto that expressly requires the consent or approval of a particular Party shall require, as applicable, the written consent or approval of such Party to waive, amend or modify such term or provision.  No waiver of any of the provisions of this Agreement or the exhibits attached hereto shall be deemed or constitute a waiver of any other provision of this Agreement or the exhibits attached hereto, whether or not similar, nor shall any waiver be deemed a continuing waiver.  Any amendment,

16

waiver, or modification of this Section 13 shall require the written consent of all Parties.  In determining whether any consent or approval has been given or obtained by the Majority Revolving Loan Lenders, the Majority Noteholders, and/or all Consenting Creditors, as applicable, each then existing Defaulting Creditor and its respective Consenting Creditor Claims shall be excluded from such determination.

14.                               WAIVER OF JURY TRIAL

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXHIBITS ATTACHED HERETO.

15.                               Governing Law and Consent to Jurisdiction and Venue

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or the exhibits attached hereto or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the United States District Court for the Southern District of New York and only to the extent such court lacks jurisdiction, in the New York State Supreme Court sitting in the Borough of Manhattan, and by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the jurisdiction of such courts, generally and unconditionally, with respect to any such action, suit or proceeding.  Notwithstanding the foregoing consent to jurisdiction and venue, upon any commencement of the Chapter 11 Cases and until the effective date of the Plan, each of the Parties agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement or the exhibits attached hereto.

16.                               Specific Performance

It is understood and agreed by the Parties that, without limiting any rights or remedies available under applicable law or in equity, money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

17.                               Reservation of Rights; Settlement Discussions

Except as expressly provided in this Agreement or the exhibits attached hereto, nothing herein is intended to, or does, in any manner, waive, limit, impair or restrict the ability of each Party to protect and preserve its rights, remedies and interests.  Notwithstanding anything to the contrary contained in this Agreement or the exhibits attached hereto, nothing in this Agreement or the exhibits attached hereto shall be, or shall be deemed to be or constitute: (i) a release, waiver, novation, cancellation, termination or discharge of the Consenting Creditor Claims (or any security

17

interest or lien securing such claims) or the Existing Equity Interests; or (ii) an amendment, modification or waiver of any term or provision of the Revolving Loan Facility or Notes Purchase Facility or any related loan document, which are hereby reserved and reaffirmed in full.  If the Transaction is not consummated, or if this Agreement is terminated for any reason, the Parties hereto fully reserve any and all of their respective rights and remedies thereunder and applicable law.

This Agreement and the Transaction are part of a proposed settlement of a dispute among the Parties.  Nothing herein shall be deemed an admission of any kind.  Pursuant to Federal Rule of Evidence 408, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and the exhibits attached hereto and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement or the exhibits attached hereto (as applicable).

18.                               Headings; Recitals

The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.  The recitals to this Agreement are true and correct and incorporated by reference into this Section 18.

19.                               Notice

Any notices or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next business day) or on receipt after dispatch by registered or certified mail, postage prepaid, or on the next business day if transmitted by national overnight courier, addressed in each case as follows:

If to the Company, Emerge GP, or any Consenting Equity Holder:

Superior Silica Sands LLC

5600 Clearfork Main Street, Suite 400

Ft. Worth, TX 76109

Attn:  Rick Shearer

rick@sssand.com

-and-

Insight Equity

1400 Civic Place, Suite 250

Southlake, TX  76092

Attn:  Warren Bonham

wbonham@insightequity.com

18

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022-4834

Attn:  Keith A. Simon

Direct Dial:  212.906.1372

Fax:   212.751.4864

Email: keith.simon@lw.com

-and-

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, TX 77002

Attn:  Tad Davidson

Direct Dial:  713.220.3810

Fax:  713.220.4285

Email:  TadDavidson@HuntonAK.com

If to any Consenting Creditor:

To the address (if any) specified on the signature page of this Agreement for the applicable Consenting Creditor with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn:  Matt Barr

David Griffiths

Telephone:  212.310.8000

Fax:  212.310.8007

Email: matt.barr@weil.com

david.griffiths@weil.com

20.                               Successors and Assigns

Subject to Section 11, neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party hereto, without the prior written consent of the other Parties hereto, and then only to a Person who has agreed to be bound by the provisions of this Agreement.  This Agreement is intended to and shall bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

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21.                               No Third-Party Beneficiaries

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third party beneficiary hereof or shall otherwise be entitled to enforce any provision hereof.

22.                               Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Any Party hereto may execute and deliver a counterpart of this Agreement by delivery by facsimile transmission or electronic mail of a signature page of this Agreement signed by such Party, and any such facsimile or electronic mail signature shall be treated in all respects as having the same effect as having an original signature.

23.                               No Consideration

It is hereby acknowledged by the Parties that no pecuniary consideration shall be due or paid to the Parties in exchange for their support of the Transaction or vote to accept the Plan, other than the obligations imposed upon such Party pursuant to the terms of this Agreement.

24.                               Acknowledgement; Not a Solicitation

This Agreement does not constitute, and shall not be deemed to constitute (i) an offer for the purchase, sale, exchange, hypothecation, or other transfer of securities for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934 (or any other federal or state law or regulation), (ii) a solicitation for consents to the Out-of-Court Restructuring or (iii) a solicitation of votes on the Plan for purposes of the Bankruptcy Code.  The consent of each Consenting Creditor and Consenting Equity Holder to the Out-of-Court Restructuring and vote to accept or reject the Plan shall not be solicited except in accordance with applicable law.

25.                               Public Announcement and Filings

Except as required by applicable law or regulation, or the rules of any applicable stock exchange or regulatory body, or in filings to be made with the Bankruptcy Court, no Party shall, nor shall it permit any of its respective affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby or by the Term Sheet without the prior written consent of the Company and the Majority Noteholders (in each case such consent not to be unreasonably withheld).  Notwithstanding the foregoing, the Company shall not be required to keep confidential the aggregate holdings of all Consenting Creditors, and each Consenting Creditor hereby consents to the disclosure of the execution of this Agreement by the Company, and the terms and contents hereof, in the Plan, the Disclosure Statement filed therewith, and any filings by the Company with the Bankruptcy Court or the Securities and Exchange Commission, or as otherwise required by applicable law or regulation, or the rules of any applicable stock exchange or regulatory body.

20

26.                               Relationship Among Parties

It is understood and agreed that no Party has any duty of trust or confidence in any form with any other Party, and there are no commitments among or between them, in each case arising solely from or in connection with this Agreement.  No prior history, pattern or practice of sharing confidences among or between the Parties shall in any way affect or negate this understanding and agreement.

27.                               No Strict Construction

Each Party acknowledges that it has received adequate information to enter into this Agreement, and that this Agreement and the exhibits attached hereto have been prepared through the joint efforts of all of the Parties.  Neither the provisions of this Agreement or the exhibits attached hereto nor any alleged ambiguity herein or therein shall be interpreted or resolved against any Party on the ground that such Party’s counsel drafted this Agreement or the exhibits attached hereto, or based on any other rule of strict construction.

28.                               Remedies Cumulative; No Waiver

All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.  The failure of any Party hereto to exercise any right, power, or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon strict compliance by any other Party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power, or remedy or to demand such strict compliance.

29.                               Severability

If any portion of this Agreement or the exhibits attached hereto shall be held to be invalid, unenforceable, void or voidable, or violative of applicable law, the remaining portions of this Agreement and the exhibits attached hereto (as applicable) so far as they may practicably be performed shall remain in full force and effect and binding on the Parties hereto, provided that, this provision shall not operate to waive any condition precedent to any event set forth herein.

30.                               Time of Essence

Time is of the essence in the performance of each of the obligations of the Parties and with respect to all covenants and conditions to be satisfied by the Parties in this Agreement and all documents, acknowledgments and instruments delivered in connection herewith.  If any time period or other deadline provided in this Agreement expires on a day that is not a Business Day, then such time period or other deadline, as applicable, shall be deemed extended to the next succeeding Business Day.

21

31.                               Additional Parties

Without in any way limiting the provisions hereof, additional Revolving Loan Lenders and Noteholders may elect to become Parties by executing and delivering to the Company a counterpart hereof.  Such additional Revolving Loan Lenders and Noteholders shall become a Party to this Agreement as a Consenting Revolving Loan Lender or Consenting Noteholder, as applicable, in accordance with the terms of this Agreement.

32.                               Rules of Interpretation

For purposes of this Agreement, unless otherwise specified:  (a) each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter gender; (b) all references herein to “Articles”, “Sections”, and “Exhibits” are references to Articles, Sections, and Exhibits of this Agreement; and (c) the words ‘‘herein,’’ “hereof,” “hereunder” and ‘‘hereto’’ refer to this Agreement in its entirety rather than to a particular portion of this Agreement.

33.                               Term Sheet

The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein.  The Term Sheet sets forth the material terms and conditions of the Transaction; provided, however, the Term Sheet is supplemented by the other terms and conditions of this Agreement.  In the event of any conflict or inconsistency between the Term Sheet and any other provision of this Agreement, the Term Sheet will govern and control to the extent of such conflict or inconsistency.

[Remainder of page intentionally left blank; signature page follows.]

22

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized signatories, solely in their respective capacity as such and not in any other capacity, as of the date first set forth above.

EMERGE LP

EMERGE ENERGY SERVICES LP

By:Emerge Energy Services GP LLC, its general partner

By:	/s/Richard J. Shearer
Name: Richard J. Shearer
Title: Chief Executive Officer

EMERGE LP SUBSIDIARIES

EMERGE ENERGY SERVICES OPERATING LLC

By:	/s/Warren B. Bonham
Name: Warren B. Bonham
Title: Vice President

SUPERIOR SILICA SANDS LLC

By:	/s/Warren B. Bonham
Name: Warren B. Bonham
Title: Vice President

EMERGE ENERGY SERVICES FINANCE CORPORATION

By:	/s/Warren B. Bonham
Name: Warren B. Bonham
Title: Vice President

Signature Page to Restructuring Support Agreement for Emerge Energy

EMERGE GP

EMERGE ENERGY SERVICES GP LLC

	By:	/s/Richard J. Shearer
Name: Richard J. Shearer
Title: Chief Executive Officer

CONSENTING EQUITY HOLDERS

EMERGE ENERGY SERVICES HOLDINGS LLC

	By:	/s/Ted W. Beneski
Name: Ted W. Beneski
Title: Chairman of the Board

INSIGHT EQUITY I LP

By:	Insight Equity GP I LP, its general partner
By:	Insight Equity Holdings I LLC, its general partner

	By:	/s/Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer and Managing Partner

INSIGHT EQUITY (TAX EXEMPT) I LP

By:	Insight Equity GP LP, its general partner
By:	Insight Equity Holdings I LLC, its general partner

	By:	/s/Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer and Managing Partner

INSIGHT EQUITY (CAYMAN) I LP

By:	Insight Equity (Cayman) GP I Ltd., its general partner

	By:	/s/Ted W. Beneski
Name: Ted W. Beneski
Title:Director

INSIGHT EQUITY (AFFILIATED COINVESTORS) I LP

Signature Page to Restructuring Support Agreement for Emerge Energy

By:	Insight Equity (Affiliated Coinvestors) GP I LLC, its general partner

	By:	/s/Ted W. Beneski
Name: Ted W. Beneski
Title: Chief Executive Officer and Managing Partner

Signature Page to Restructuring Support Agreement for Emerge Energy

OC II LVS III LP

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By:	/s/Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice: c/o Pacific Investment Management Company LLC

650 Newport Center Drive, Newport Beach, California 92660

Attention: Adam L. Gubner

Telephone: (949) 720-6813

Facsimile: (949) 720-1376

Email: adam.gubner@pimco.com

And Attention: Christopher Neumeyer

Telephone: (949) 720-6809

Facsimile: (949) 720-1376

Email: chris.neumeyer@pimco.com

And Attention: General Counsel

Telephone: (949) 720-6000

Facsimile: (949) 720-6079

Email: thevault@pimco.com

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA-CDP ESCF, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA-CDP ESCF GenPar, LLC,

its general partner

By: OHA Global PE GenPar, LLC,

its managing member

By: OHA Global PE MGP, LLC,

its managing member

By:	/s/Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA BCSS SSD, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA BCSS SSD GenPar, LLC,

its general partner

By: OHA Global PE GenPar, LLC,

as managing member

By: OHA Global PE MGP, LLC,

as managing member

By:	/s/Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA MPS SSD, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA MPS SSD GenPar, LLC,
its general partner

By: OHA Global PE GenPar, LLC,
as managing member

By: OHA Global PE MGP, LLC,
as managing member

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

THE COCA-COLA COMPANY

MASTER RETIREMENT TRUST

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,
its Investment Manager

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA Enhanced Credit Strategies Master Fund, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA Enhanced Credit Strategies GenPar, LLC,
its general partner

By: OHA Global GenPar, LLC,
as managing member

By: OHA Global MGP, LLC,
as managing member

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

Future Fund Board of Guardians

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as its Investment Advisor

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

INDIANA PUBLIC RETIREMENT SYSTEM

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as Investment Manager

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

Lerner Enterprises, LLC

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as advisor and attorney-in-fact to Lerner Enterprises, LLC

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OCA OHA Credit Fund LLC

an individual series of OCA Investment Partners LLC, in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as Investment Manager

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

Oregon Public Employees Retirement Fund

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as Investment Manager

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA AD Customized Credit Fund (International), L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA AD Customized Credit Fund GenPar, LLC,

its general partner

By: OHA Global PE GenPar, LLC,

as managing member

By: OHA Global PE MGP, LLC,

as managing member

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

Master SIF SICAV-SIF

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: Oak Hill Advisors, L.P.,

as Investment Manager

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

OHA Finlandia Credit Fund, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: OHA Finlandia Credit Fund GenPar, LLC,

its general partner

By: OHA Global GenPar, LLC,

as managing member

By: OHA Global MGP, LLC,

as managing member

By:	/s/Gregory S. Rubin
Name:	Gregory S. Rubin
Title:	Authorized Signatory

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

1114 Avenue of the Americas

27th Floor

New York, New York 10036

Attention: Braeden Elsaesser

Facsimile: (212) 735-5287

Signature Page to Restructuring Support Agreement for Emerge Energy

HPS Investment Partners, LLC

solely in its capacities as notes agent and

collateral agent and not in its individual capacity

By:	/s/Brett Pertuz
Name:	Brett Pertuz
Title:	Managing Director

Address for Notice:

40 West 57th Street, 33rd Floor

New York, New York 10019

Attention: Brett Pertuz

Signature Page to Restructuring Support Agreement for Emerge Energy

MEZZANINE PARTNERS III, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: HPS Mezzanine Management III, LLC

as investment manager

By: HPS Investment Partners, LLC, its sole

and managing member

By:	/s/Brett Pertuz
Name:	Brett Pertuz
Title:	Managing Director

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

40 West 57th Street, 33rd Floor

New York, New York 10019

Attention: Brett Pertuz

Signature Page to Restructuring Support Agreement for Emerge Energy

MP III OFFSHORE MEZZANINE

INVESTMENTS, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: HPS Mezzanine Management III, LLC

as investment manager

By: HPS Investment Partners, LLC, its sole

and managing member

By:	/s/Brett Pertuz
Name:	Brett Pertuz
Title:	Managing Director

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

40 West 57th Street, 33rd Floor

New York, New York 10019

Attention: Brett Pertuz

Signature Page to Restructuring Support Agreement for Emerge Energy

AP MEZZANINE PARTNERS III, L.P.

in its capacity as Consenting Revolving Loan Lender and Consenting Noteholder

By: HPS Mezzanine Management III, LLC

as investment manager

By: HPS Investment Partners, LLC, its sole

and managing member

By:	/s/Brett Pertuz
Name:	Brett Pertuz
Title:	Managing Director

Principal Amount of Revolving Loan Obligations as of the date hereof:

$ [Intentionally Omitted]

Principal Amount of Notes Purchase Obligations as of the date hereof:

$ [Intentionally Omitted]

Address for Notice:

40 West 57th Street, 33rd Floor

New York, New York 10019

Attention: Brett Pertuz

Signature Page to Restructuring Support Agreement for Emerge Energy

Schedule A

Holdings of each Consenting Creditor

Consenting Creditor Name	Percentage of Revolving Loan Obligations	Percentage of Notes Purchase Obligations
Mezzanine Partners III, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
MP III Offshore Mezzanine Investments, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
AP Mezzanine Partners III, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
OC II LVS III LP	[Intentionally Omitted]	[Intentionally Omitted]
OHA-CDP ESCF, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
OHA BCSS SSD, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
OHA MPS SSD, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
The Coca-Cola Company Master Retirement Trust	[Intentionally Omitted]	[Intentionally Omitted]
OHA Enhanced Credit Strategies Master Fund, L.P.	[Intentionally Omitted]	[Intentionally Omitted]
Future Fund Board of Guardians	[Intentionally Omitted]	[Intentionally Omitted]
Indiana Public Retirement System	[Intentionally Omitted]	[Intentionally Omitted]
Lerner Enterprises, LLC	[Intentionally Omitted]	[Intentionally Omitted]

OCA OHA Credit Fund LLC	[Intentionally Omitted]	[Intentionally Omitted]
Oregon Public Employees Retirement Fund	[Intentionally Omitted]	[Intentionally Omitted]
OHA AD Customized Credit Fund (International), L.P.	[Intentionally Omitted]	[Intentionally Omitted]
Master SIF SICAV-SIF	[Intentionally Omitted]	[Intentionally Omitted]
OHA Finlandia Credit Fund, L.P.	[Intentionally Omitted]	[Intentionally Omitted]

Schedule B

Holdings of each Consenting Equity Holder

Ownership of Emerge Energy Services GP LLC:

Member Name	Percentage Interest
Emerge Energy Services Holdings LLC	100.00%

Ownership of Emerge Energy Services Holdings LLC:

Member Name	Percentage Interest
Insight Equity I LP	30.2658%
Insight (Tax-Exempt) I LP	33.0044%
Insight Equity (Cayman) I LP	8.6278%
Insight Equity (Affiliated Coinvestors) I LP	8.1020%

Exhibit A

Term Sheet

Execution Version

April 18, 2019

THIS SUMMARY IS NOT AN OFFER FOR THE PURCHASE, SALE, EXCHANGE, HYPOTHECATION, OR OTHER TRANSFER OF SECURITIES FOR PURPOSES OF THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 AND/OR OTHER FEDERAL OR STATE LAW OR REGULATION OR A SOLICITATION OF ACCEPTANCES OR REJECTION OF A CHAPTER 11 PLAN OF REORGANIZATION PURSUANT TO THE BANKRUPTCY CODE.  ANY SUCH OFFER OR SOLICITATION WILL BE MADE ONLY IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND PROVISIONS OF THE BANKRUPTCY CODE.  THIS SUMMARY IS BEING PROVIDED IN FURTHERANCE OF SETTLEMENT DISCUSSIONS AND IS ENTITLED TO PROTECTION PURSUANT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY SIMILAR FEDERAL OR STATE RULE OF EVIDENCE.  THE TRANSACTIONS DESCRIBED IN THIS SUMMARY ARE SUBJECT IN ALL RESPECTS TO, AMONG OTHER THINGS, EXECUTION AND DELIVERY OF DEFINITIVE DOCUMENTATION AND SATISFACTION OR WAIVER OF THE CONDITIONS PRECEDENT SET FORTH THEREIN.

NOTHING IN THIS TERM SHEET (INCLUDING APPENDIX 1 HERETO) SHALL CONSTITUTE OR BE CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY, A STIPULATION OR A WAIVER, AND EACH STATEMENT CONTAINED HEREIN IS MADE WITHOUT PREJUDICE, WITH A FULL RESERVATION OF ALL RIGHTS, REMEDIES, CLAIMS, AND DEFENSES OF EACH PARTY HERETO.  THIS TERM SHEET (INCLUDING APPENDIX 1 HERETO) DOES NOT INCLUDE A DESCRIPTION OF ALL OF THE TERMS, CONDITIONS, AND OTHER PROVISIONS THAT ARE TO BE CONTAINED IN THE DEFINITIVE DOCUMENTATION, WHICH REMAIN SUBJECT TO DISCUSSION, NEGOTIATION, AND EXECUTION (INCLUDING WITH RESPECT TO TAX ANALYSIS AND DILIGENCE MATTERS).  EXCEPT AS PROVIDED IN THE SUPPORT AGREEMENT, THIS TERM SHEET (INCLUDING APPENDIX 1 HERETO) AND THE TERMS CONTAINED HEREIN ARE CONFIDENTIAL.

SUMMARY OF PRINCIPAL TERMS OF PROPOSED RESTRUCTURING TRANSACTION

This term sheet (the “Term Sheet”) outlines certain key terms of a proposed Out-of-Court Restructuring (as defined in the Support Agreement (as defined below)) for Emerge Energy Services GP LLC (“Emerge GP”), Emerge Energy Services LP (“Emerge LP”) and each direct and indirect subsidiary of Emerge LP (each an “Emerge LP Subsidiary,” and together with Emerge LP, the “Company”), and Appendix 1 hereto outlines certain key terms of a proposed In-Court Reorganization (as defined in the Support Agreement) to be executed if the Out-of-Court Restructuring cannot be consummated on the terms provided for in this Term Sheet and the Support Agreement.

Reference is made to the following documents and obligations:

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(i)                                     that certain Second Amended and Restated Revolving Credit and Security Agreement, dated as of January 5, 2018 (as the same may be amended, modified or supplemented), by and among Emerge Energy Services Operating LLC (“EESO”) and Superior Silica Sands LLC (“SSS”), as borrowers, Emerge LP, as parent guarantor, HPS Investment Partners, LLC (“HPS”), as administrative and collateral agent (in such capacity, together with any successor agent, the “Revolving Loan Agent”), and the lenders party thereto from time to time (the “Revolving Loan Lenders”, such agreement, the “Revolving Loan Agreement,” and such facility, the “Revolving Loan Facility”).  Any and all claims and obligations arising under or in connection with the Revolving Loan Agreement and related loan documents are defined herein as the “Revolving Loan Obligations”.  As of the date hereof, the Revolving Credit Facility had an aggregate outstanding principal amount of approximately $66,710,000 (the “Aggregate Outstanding Revolving Loan Amount”), comprised of $10,181,544 in the form of letters of credit and approximately $56,528,456 in an aggregate outstanding principal amount in the form of outstanding loans, plus accrued but unpaid interest, fees, costs, and expenses; and

(ii)                                  that certain Second Lien Note Purchase Agreement, dated as of January 5, 2018 (as the same may be amended, modified or supplemented), by and among EESO and SSS, as issuers, Emerge LP, as parent guarantor, HPS, as notes and collateral agent (in such capacity, together with any successor agent, the “Notes Agent”), and the noteholders party thereto from time to time (the “Noteholders”, such agreement, the “Notes Purchase Agreement,” and such facility, the “Notes Purchase Facility”).  Any and all claims and obligations arising under or in connection with the Notes Purchase Agreement and related loan documents are defined herein as the “Notes Purchase Obligations”.  As of the date hereof, the Note Purchase Facility had an aggregate outstanding principal amount of $208,512,307 (the “Aggregate Outstanding Notes Purchase Amount”), plus accrued but unpaid interest, fees, costs, and expenses.

This Term Sheet is the “Term Sheet” referenced as Exhibit A in that certain Restructuring Support Agreement, dated as of April 18, 2019 (as the same may be amended, modified or supplemented, the “Support Agreement”), by and among the Company, Emerge GP, the direct and indirect owners of Emerge GP party thereto (the “Consenting Equity Holders”), the Revolving Loan Agent, the Revolving Loan Lenders party thereto (the “Consenting Revolving Loan Lenders”), the Notes Agent, and the Noteholders party thereto (the “Consenting Noteholders”).  Capitalized terms used but not otherwise defined in this Term Sheet have the meanings given to such terms in the Support Agreement.  This Term Sheet supersedes any proposed summary of terms or conditions regarding the subject matter hereof, whether written or oral.

GOVERNANCE FOR THE TRANSACTION

Delivery of Voting Proxy

In connection with its entry into the Voting and Standstill Agreement, Emerge Energy Services Holdings LLC (“Emerge Holdings”), as the sole member of Emerge GP, shall deliver an irrevocable proxy (the “Voting Proxy”) to the Committee (as defined below) on the date of execution of the Support Agreement (the “Implementation Date”) with respect to voting for directors of Emerge GP, which Voting Proxy shall remain in full force and effect until the earlier of (i) termination of the Support Agreement solely pursuant to section 6(a) thereof, and (ii) the Effective Date (such earlier date, the “Reversion Date”).  The Voting Proxy shall be attached as an exhibit to the Voting and Standstill Agreement, which shall be attached as an exhibit to the Support Agreement.  The sole and exclusive purpose of the Voting Proxy is

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to maintain the members, rights, and benefits of the Board of Directors of Emerge GP (the “Board”) and Committee as in existence as of the Implementation Date until the Reversion Date, and the Committee shall not exercise the Voting Proxy to alter the composition of the Board as constituted on the Implementation Date or to vote the membership interests of Emerge Holdings for any matter or reason whatsoever.

Role of the Restructuring Committee

From the Implementation Date to the Reversion Date, the Board will designate a restructuring committee (the “Committee”) to exercise all of the powers of the Board (and the Board will relinquish all such powers delegated to the Committee) pursuant to a charter to be adopted by the Board (the “Charter”) with respect to the following actions:

•                  Implement the terms of the Transaction as set forth in this Term Sheet and the Support Agreement;

•                  Review, evaluate, and, if appropriate, approve and authorize any actions contemplated to be taken by the Company in connection with the Transaction as set forth in or contemplated by this Term Sheet and the Support Agreement;

•                  Oversee discussions with the Company’s key stakeholders with respect to the Transaction as set forth in or contemplated by this Term Sheet and the Support Agreement;

•                  Oversee the implementation and execution of the Transaction as set forth in or contemplated by this Term Sheet and the Support Agreement;

•                  Manage the Company’s day-to-day cash management in furtherance of the Transaction as set forth in or contemplated by this Term Sheet and the Support Agreement;

•                  Manage and direct the Chief Restructuring Officer (“CRO”) in furtherance of the Transaction as set forth in or contemplated by this Term Sheet and the Support Agreement.  Subject to the above and the other terms and conditions of this Term Sheet, the CRO shall be authorized and empowered by the Committee with the following responsibilities (to include and not be limited to):

•                  Implement the terms of the Transaction;

•                  Direct the Company’s day-to-day book keeping, collections, disbursement, treasury, liquidity and reporting obligations;

•                  Manage the financial and operational reporting processes to all internal and external constituents;

•                  Oversight and approval of expenditures and cash payments;

•                  Cash management, including vendors, A/R, taxes; financial controls and processes;

•                  Coordinate and manage any asset divestitures;

•                  Development of any business plan and development of any related financial models;

•                  Define and constrain issues including legal, environmental, tax, and regulatory;

•                  Approve any amendments or modifications to the engagement letters of the Company’s professionals, and the entry into any new engagement letters for Company professionals;

•                  Direct and manage the Company’s professionals;

•                  Evaluate and renegotiate material contracts, including railcar leases; and

•                  Other services and activities as directed by the Committee.

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In addition, from the Implementation Date to the Reversion Date, the Committee shall also be authorized to take such other actions as the Committee determines, in good faith, is necessary or desirable in order to carry out its mandate in accordance with the terms hereof so long as such action is in furtherance of any of the foregoing.

The Committee shall have the right, from the Implementation Date to the Reversion Date, to direct the commencement of voluntary cases (the “Chapter 11 Cases”) of Emerge LP and the Emerge LP Subsidiaries (collectively, the “Debtors”), under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), to be filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the event that the Committee determines (in good faith) that execution of the Out-of-Court Restructuring as contemplated in this Term Sheet is no longer reasonably possible or in the best interests of the Company and its stakeholders.  Any such filing shall contemplate a chapter 11 plan of reorganization (as amended, supplemented or otherwise modified from time to time in accordance with this Term Sheet, the “Plan”) that is consistent in all respects with the terms and conditions of Appendix 1 attached hereto or, to the extent the Chapter 11 Cases involve any sale of assets pursuant to section 363 of the Bankruptcy Code, the Noteholders may serve as a stalking horse, with standard stalking horse protections, and can credit bid in connection with the purchase of such assets.  A determination by the Committee to file the Chapter 11 Cases in accordance with this Term Sheet shall not cause the occurrence of the Reversion Date.

Any directions, decisions, approvals, or other actions taken by the Committee, including any resolutions at meetings, must be decided by a majority of the Committee.

For the avoidance of doubt, the Charter shall be attached as an exhibit to the Support Agreement and it shall be effective from the Implementation Date until the Reversion Date.

Composition of the Restructuring Committee

From the Implementation Date until the Reversion Date, the Committee shall at all times comprise two (2) independent directors appointed by the Board from a slate acceptable to the Majority Noteholders and, to the extent approved by and in the sole discretion of Emerge GP, one (1) independent director nominated by the Board.

SUMMARY OF THE OUT-OF-COURT RESTRUCTURING

The table below summarizes the proposed treatment to be received on the Effective Date (as defined below) by holders of claims against, and interests in, the Company pursuant to the Out-of-Court Restructuring.

CLAIMS/INTEREST

Revolving Loan Obligations

At the option of the Majority Noteholders, either (i) the Revolving Loan Obligations shall be paid in full in cash from the proceeds of the post-effective date financing facility or (ii) the Revolving Loan Agreement and related loan documents shall be amended and restated on terms and conditions acceptable to the Company, Majority Noteholders, and the Revolving Loan Lenders (or Majority Revolving Loan Lenders, as applicable) in their respective sole discretion.

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CLAIMS/INTEREST

Notes Purchase Obligations

Each holder of a Notes Purchase Obligation shall receive, upon and subject to the Effective Date and in full satisfaction, settlement, discharge and release of, and in exchange for, such claim and the Notes, its pro rata share of (i) new second lien secured notes with terms and conditions substantially consistent with Exhibit 1 attached hereto (the “New Notes”) and (ii) ninety-five percent (95%) of the new ownership interests in Emerge LP (the “New Equity Interests”), subject to dilution by any securities that are exercisable or exchangeable for or convertible into New Equity Interests issued pursuant to the Management Incentive Plan (the “Management Incentive Units”) and the Contingent Warrants (as defined below).

Existing Equity Interests in Emerge LP

All outstanding partnership and other ownership interests in Emerge LP (and any related options and warrants to acquire the same) (collectively, the “Existing Equity Interests”) shall be diluted through the issuance of the New Equity Interests such that, on and as of the Effective Date, each holder of an Existing Equity Interest shall own its pro rata share of (i) five percent (5%) of the total issued and outstanding equity interests of Reorganized Emerge LP (subject to dilution by the Management Incentive Units and the Contingent Warrants), with the remaining ninety-five percent (95%) of the New Equity Interests being owned by the Consenting Noteholders, and (ii) new contingent warrants issued by Reorganized Emerge LP representing fifteen percent (15%) of the New Equity Interests (subject to dilution by the Management Incentive Units), with terms and conditions materially consistent with Exhibit 2 attached hereto (the “Contingent Warrants”).(1)  When the term New Equity Interest is used in this Term Sheet it means the 5% retained interest in the equity owned collectively by the holders of the Existing Equity Interests, as well as the 95% New Equity Interests owned collectively by the Consenting Noteholders, in each case as of the Effective Date (which 95% New Equity Interests are subject to dilution by the Contingent Warrants).

Existing Equity Interests in Emerge LP Subsidiaries

All outstanding partnership and other ownership interests in each Emerge LP Subsidiary shall remain effective and outstanding and continue to be owned by Emerge LP or the applicable Emerge LP Subsidiary on the Effective Date pursuant to the Definitive Documents.  Emerge Energy Services Operating LLC’s LLC Agreement shall be amended and restated on terms and conditions reasonably acceptable to the Committee and the Majority Noteholders; provided that if the terms and conditions of such amended and restated LLC Agreement (i) adversely change the economic treatment of the holders of Existing Equity Interests, Emerge GP or any Consenting Equity Holder in a material and disproportionate manner relative to the Consenting Noteholders or (ii) adversely change the releases, exculpation, indemnities or other benefits to be provided to Emerge GP or any Consenting Equity Holder or any of their respective affiliates, subsidiaries, members, managers, professionals, directors, or officers, in each case as contemplated by this Term Sheet as in existence as of the date hereof, then such amended and restated LLC Agreement shall also be reasonably acceptable to Emerge GP or such Consenting Equity Holder, as applicable.

(1)    Holders of outstanding but unexercised options, warrants, calls,  puts, or any other similar agreements of any character, kind, or nature as of the Effective Date will not receive any distribution or property on account of such unexercised equity interests.

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OTHER TERMS OF THE TRANSACTION

Company Professionals

Until the Effective Date (and thereafter, at the sole discretion of the Majority Noteholders), and notwithstanding the Charter, Voting and Standstill Agreement or Voting Proxy, unless and until otherwise determined in writing by Emerge GP in its sole discretion, the Company shall continue to retain, in consultation with the Committee, and shall promptly pay the reasonable fees and expenses of, the following: (i) Houlihan Lokey, as financial advisor to the Company; (ii) Latham & Watkins LLP, as counsel to the Company; (iii) Richards Layton & Finger P.A., as Delaware counsel to the Company; and (iv) Kurtzman Carson Consultants LLC, as claims and noticing agent of the Company, in each case in accordance with the terms and conditions of the engagement letter of such applicable entity.

Post-Effective Date Financing	Any post-Effective Date financing facility shall be on terms and conditions acceptable to the Committee and the Majority Noteholders.

Railcar and Terminal Leases	The Railcar and Terminal Leases listed on Exhibit 3 attached hereto shall be amended and restated on terms and conditions reasonably acceptable to the Committee and the Majority Noteholders.

Alternate Form of Transaction

To the extent reasonably acceptable to the Committee and the Majority Noteholders, the Out-of-Court Restructuring and Definitive Documents may be altered or amended to provide that the New Equity Interests will, instead of being issued by Reorganized Emerge LP, be issued by one or more newly formed entities (each, a “Newco”) owned and controlled, directly or indirectly, by the Consenting Noteholders or their respective designees (which Newco shall, directly or indirectly, own and control Reorganized Emerge LP); provided that if such alteration or amendment (i) adversely changes the economic treatment of the holders of Existing Equity Interests, Emerge GP or any Consenting Equity Holder in a material and disproportionate manner relative to the Consenting Noteholders or (ii) adversely changes the releases, exculpation, indemnities or other benefits to be

6

provided to Emerge GP or any Consenting Equity Holder or any of their respective affiliates, subsidiaries, members, managers, professionals, directors, or officers, in each case as contemplated by this Term Sheet as in existence as of the date hereof, then such alteration or amendment shall also require the consent of Emerge GP or such Consenting Equity Holder, as applicable, which consent shall not be unreasonably withheld.

Tax Structure

The Out-of-Court Restructuring shall be structured as a debt-for-equity exchange consistent with the “Summary of the Out-of-Court Restructuring” section above; provided, however, that such structure may be modified with the mutual consent of the Committee and the Majority Noteholders which modified structure may involve, among other things, a debt-for-equity or debt-for assets exchange, an incorporation of Emerge LP and/or other corporate governance changes involving the Company prior to the Effective Date, and/or a contribution of the Notes Purchase Obligations to one or more Newco entities in connection with the Out-of-Court Restructuring.

New Board & New General Partner

The initial board of directors of the New General Partner (as defined below) (the “New Board”) to be put in place from and after the Effective Date shall be selected by the Majority Noteholders. As majority holders of the New Equity Interests, the Majority Noteholders will appoint a new general partner of Reorganized Emerge LP (the “New General Partner”) and Emerge GP will cease to be general partner of Emerge LP on and as of the Effective Date. The New General Partner will be owned by the Consenting Noteholders pro rata in proportion to their ownership of New Equity Interests.

Management Incentive Plan

On the Effective Date, the New Board shall adopt a customary management incentive plan for the New General Partner and Company, as applicable (the “Management Incentive Plan”) that provides compensation in the form of Management Incentive Units to those individuals involved in day-to-day management of the Company. Any shares of New Equity Interests ultimately acquired pursuant to the Management Incentive Plan shall dilute the shares of New Equity Interests otherwise distributed through the Out-of-Court

7

Restructuring. The New Board shall determine allocation and other terms of the Management Incentive Plan.

Releases

The Definitive Documents will contain mutual customary releases and other exculpatory provisions in favor of the Company, Emerge GP, the Consenting Equity Holders, the Revolving Loan Agent, the Consenting Revolving Loan Lenders, the Notes Agent, and the Majority Noteholders, and each their respective current and former affiliates, subsidiaries, members, managers, equity owners, employees, professionals, directors and officers (in each case in their respective capacities as such) and other persons and entities acceptable to the Committee and Majority Noteholders. Such release shall include, without limitation, any and all claims, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, including any derivative claims and avoidance actions, of the Company, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Company would have been legally entitled to assert in its own right (whether individually or collectively), or on behalf of the holder of any claim or equity interest (whether individually or collectively) or other entity, based in whole or in part upon any act or omission, transaction, or other occurrence or circumstances existing or taking place at any time prior to or on the Effective Date arising from or related in any way in whole or in part to the Company, the Revolving Loan Agreement, the Notes Purchase Agreement, the purchase, sale, or rescission of the purchase or sale of any security of the Company, the subject matter of, or the transactions or events giving rise to, any claim against or equity interest in the Company that is treated hereunder, or the negotiation, formulation, or preparation of the Definitive Documentation or related agreements, instruments, or other documents.

Noteholder and Revolving Loan Lender Fees and Expenses

The Company shall, upon the Implementation Date and to the extent invoiced, and thereafter upon receipt of an invoice, promptly pay, in full in cash, all reasonable fees and out-of-pocket costs and expenses of Weil, Gotshal & Manges LLP, as counsel to HPS, incurred in connection with the Transaction, drafting and/or negotiating any Definitive Document (whether or not the Transaction contemplated hereby is consummated), and in connection with the analysis, preservation or exercise of any of the respective rights or remedies of HPS, the Noteholders, the

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Revolving Loan Agent, or the Revolving Loan Lenders under the Revolving Loan Agreement or Notes Purchase Agreement (as applicable), or under any related loan document.

Effective Date	The date on which the Out-of-Court Restructuring is substantially consummated in accordance with the terms and conditions of the Definitive Documents.

D&O Liability Insurance Policies and Indemnification

The Company and Emerge GP (as applicable) shall maintain and continue in full force and effect all insurance policies for directors’, managers’, and officers’ liability (the “D&O Liability Insurance Policies”). All indemnification provisions in existence as of the date of the Support Agreement for directors, managers, and officers of the Company and Emerge GP (as applicable) (whether in by-laws, certificate of formation or incorporation, board resolutions, employment contracts, or otherwise, such indemnification provisions, “Indemnification Provisions”) shall continue in full force and effect and shall continue to apply with respect to actions, or failures to act, that occurred on or prior to the Effective Date. All claims arising from the D&O Liability Insurance Policies and such Indemnification Provisions shall survive the Effective Date and be unimpaired.

Wind-Down of Emerge GP and Certain Consenting Equity Holders

To the extent applicable, the Definitive Documents shall provide for the creation of cash reserves on the Effective Date in such amounts as are reasonably acceptable to Emerge GP, the Committee and the Majority Noteholders to fund the wind-down and dissolution of Emerge GP and certain of the Consenting Equity Holders in accordance with applicable law; provided that such aggregate amount shall not exceed $125,000 without the consent of the Majority Noteholders.

Other Terms and Conditions

The Definitive Documents will contain such other terms and conditions (including conditions precedent) as are reasonable or customary for transactions of this type that are in furtherance of the Out-of-Court Restructuring as set forth in this Term Sheet and the Support Agreement and otherwise acceptable to the Committee and the Majority Noteholders; provided that if such other terms

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and conditions (i) adversely change the economic treatment of the holders of Existing Equity Interests, Emerge GP or any Consenting Equity Holder in a material and disproportionate manner relative to the Consenting Noteholders or (ii) adversely change the releases, exculpation, indemnities or other benefits to be provided to Emerge GP or any Consenting Equity Holder or any of their respective affiliates, subsidiaries, members, managers, professionals, directors, or officers, in each case as contemplated by this Term Sheet as in existence as of the date hereof, then such term or condition shall also require the consent of Emerge GP or such Consenting Equity Holder, as applicable, which consent shall not be unreasonably withheld.

Reorganized Emerge LP	Means Emerge LP, as reorganized pursuant to the Transaction.

Reorganized Company	Means the Company, as reorganized pursuant to the Transaction.

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Exhibit 1

New Notes

New Notes Principal Amount	$150 million less the Aggregate Outstanding Revolving Loan Amount, or such other amount that is acceptable to the Committee and Majority Noteholders

Issuers	Same as under the existing Notes Purchase Agreement

Guarantors	Same as under the existing Notes Purchase Agreement

Collateral	Same as under the existing Notes Purchase Agreement

Priority of Liens

Crossing liens structure. New Notes to have a first priority lien on fixed asset collateral, including the equity of the Issuers and Guarantors. Revolving ABL Loan Facility to have a first priority lien on borrowing base assets.

Other Terms

The notes purchase agreement governing the New Notes shall contain terms and conditions that are customary for transactions of this type and otherwise acceptable to the Committee and the Majority Noteholders in their respective sole discretion.

Exhibit 2

Contingent Warrants

Shares Represented	Fifteen percent (15%) of the New Equity Interests, subject to dilution by the Management Incentive Units.

Expiration Date	10 years from the Effective Date (the “Expiration Date”).

Contingent Exercise	Only exercisable when, and if, the holders of the New Equity Interests have received cash or cash equivalent consideration, on or before the Expiration Date, of $190 million.

Anti-Dilution Adjustments	Customary adjustments to be agreed upon.

Other Terms

The agreement governing the Contingent Warrants shall contain terms and conditions customary for transactions of this type and otherwise acceptable to Emerge GP, the Consenting Equity Holders, the Committee and the Majority Noteholders.

Exhibit 3

Railcar and Terminal Leases

	Lease Title	Lease Counterparty
Railcar Lessor	Master Car Master Lease Agreement	CAI Rail, Inc.
Railcar Lessor	Greenbrier Master Lease Agreement	Greenbrier Master Leasing Company, LLC
Railcar Lessor	Trinity Industries Leasing Company Railroad Car Lease Agreement	Trinity Industries Leasing Company
Railcar Lessor	Master Railcar Lease	CIT Rail LLC
Railcar Lessor	Notice and Acknowledgement of Lease Assignment	MUL Railcar Leasing, LLC
Railcar Lessor	Notice and Acknowledgement	The Andersons, Inc.
Railcar Lessor	Master Lease of Railcars	Chicago Freight Car Leasing Co.
Railcar Lessor	Rider Six (6) to Railroad Car Lease Agreement	Wells Fargo Rail Corporation
Railcar Lessor	Master Railcar Lease Agreement	SMBC Rail Services LLC
Terminals	Transload and Storage Services Agreements	OmniTrax Logistics Services, LLC (Bainville)
Terminals	Transloading Service Agreement	TORQ Transloading Inc. (Buick)
Terminals	Transloading and Storage Services Agreement	Tidewater Logistics Corp (Big Lake)
Terminals	Transloading Agreement	Evergreen Transloading Terminal Ltd (Sexsmith)
Terminals	Third Amendment to Sand Transload and Storage Agreement	Di-Corp Sand Transloading LP (Rocky Mountain)
Terminals	Transload Facility Management, Warehousing and Transportation Agreement	Arrow Material Services (Elmendorf)
Terminals	Rail Yard Services Agreement	Rail Logix Alamo Junction, LLC.
Terminals	Material Handle and Storage Agreement	Price River Terminal, LLC (Wellington)
Terminals	Transloading Service Agreement	TORQ Transloading Inc. (Unity)

APPENDIX 1

SUMMARY OF CONTINGENT IN-COURT REORGANIZATION

The table below summarizes the proposed treatment to be received on the effective date of the Plan (the “Plan Effective Date”) by holders of claims against, and interests in, the Debtors pursuant to the Plan.  The Plan, which shall, subject to the Committee Discretion (as defined below), contain means of implementation consistent with this Term Sheet, shall constitute a global settlement and compromise pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedures between the Parties to the Support Agreement (the “Global Settlement and Compromise”).  The Committee shall, in good faith, use its discretion to propose and seek confirmation of the Plan in accordance with the terms set forth herein or such other terms and treatment that the Committee determines, in good faith, are necessary in order to obtain confirmation of the Plan (the “Committee Discretion”).

Global Settlement

Consideration

In connection with the Global Settlement and Compromise, and only if the class of holders of General Unsecured Claims vote to accept the Plan, the Consenting Noteholders have agreed to carve-out from their collateral a settlement fund (the “Global Settlement Fund”) consisting of:

(i) 5% of the New Common Units (as defined below), subject to dilution by the Reorg Management Incentive Units (as defined below) and the Reorg Warrants (as defined below); and

(ii) Out-of-the-money warrants for 15% of the equity of the Reorganized Company and otherwise with terms and conditions consistent with the Contingent Warrants (the “Reorg Warrants”), subject to dilution by the Reorg Management Incentive Units.

Allocation

In the event that the Consenting Noteholders establish the Global Settlement Fund because the class of holders of General Unsecured Claims vote to accept the Plan, the Committee shall have sole discretion to determine the allocation of the Global Settlement Fund among the class of holders of General Unsecured Claims and the class of holders of Existing Emerge LP Common Units, in a manner that ensures confirmation of the Plan (the “Committee Determination Right”).

Treatment of Claims and Interests

Administrative Expense Claims (including 503(b)(9) Claims)

Payable in full in cash (i) on the date such amounts become due and owing in the ordinary course of business; or (ii) on or as soon as reasonably practicable after the Plan Effective Date.

Unclassified—Non-Voting

Priority Tax Claims	Payable in deferred cash payments over a period not longer than five (5) years after the filing of the Chapter 11 Cases in accordance with Section 1129 of the Bankruptcy Code.

Unclassified—Non-Voting

Other Priority Claims	Payable in full in cash on or as soon as reasonably practicable after the Plan Effective Date. Unimpaired—Deemed to Accept

Other Secured Claims

Satisfied in full through (i) payment in full in cash on or as soon as reasonably practicable after the Plan Effective Date, (ii) delivery of collateral securing any such claim and payment of any interest requested under section 506(b) of the Bankruptcy Code, (iii) reinstatement pursuant to section 1124 of the Bankruptcy Code, (iv) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code, or (v) such other treatment as agreed to by such holder, the Debtors, and the Majority Noteholders.

Unimpaired—Deemed to Accept

Revolving Loan Facility	The Revolving Loan Facility will be satisfied in full in cash. Unimpaired—Deemed to Accept

Notes Purchase Obligations

The Second Lien Notes will be partially reinstated in a principal amount and on terms satisfactory to the Committee and the Majority Noteholders. In satisfaction of the remainder of the Notes Purchase Facility, the Noteholders shall receive:

(i) if the class of holders of General Unsecured Claims vote to accept the Plan, 95% of the reorganized common units of Emerge LP (such units, the “New Common Units”), subject to dilution by any Reorg Management Incentive Units (as defined herein) issued pursuant to the Reorg Management Incentive Plan (as defined herein) and the Reorg Warrants, or

(ii) if the class of holders of General Unsecured Claims vote to reject the Plan, 100% of the New Common Units, subject to dilution by any Reorg Management Incentive Units.

In addition, as owners of the New Common Units, the Noteholders will appoint a new general partner of Emerge LP and the old general partner will be removed as of the Plan Effective Date.

Impaired—Entitled to Vote

General Unsecured Claims

If the class of holders of allowed prepetition Claims (as defined in section 101(5) of the Bankruptcy Code) against the Debtors that are not Intercompany Claims or a Claim that is secured or entitled to priority under the Bankruptcy Code (the “General Unsecured Claims”) votes to accept the Plan, holders of allowed General Unsecured Claims shall receive their pro rata share of the Global Settlement Fund, as determined pursuant to the Committee Determination Right.

If the class of holders of General Unsecured Claims vote to reject the Plan, the holders of allowed General Unsecured Claims shall receive no distribution under the Plan.

Impaired—Entitled to Vote

Intercompany Claims and Other Intercompany Interests	Intercompany Claims and Other Intercompany Interests shall be compromised, reinstated, or cancelled as acceptable to the Committee and the Majority Noteholders. Unimpaired—Deemed to Accept

Existing Emerge LP Common Units	As part of the Global Settlement and Compromise and as of the Plan Effective Date, common units of Emerge LP (the “Existing Emerge LP Common Units”) will be deemed cancelled and shall be of no further force and effect, whether surrendered for cancellation or otherwise, and if the class of holders of General Unsecured Claims vote to accept the Plan, holders of Existing Emerge LP Common Units shall receive their pro rata share of the Global Settlement Fund, as determined pursuant to the Committee Determination Right.

If holders of General Unsecured Claims vote to reject the Plan, there shall be no distribution to holders of Existing Emerge LP Common Units on account of such units.

Impaired—Deemed to Reject

Other Implementation Provisions

Debtor-in-Possession Financing

To the extent acceptable to the Committee, the Revolving Loan Lenders (or a subset thereof) shall provide debtor-in-possession financing (the “DIP Facility”) to the Debtors to fund the Chapter 11 Cases pursuant to a DIP Facility term sheet to be separately provided.

Critical Vendors

The Debtors shall consult with the Majority Noteholders regarding vendors that may be deemed critical vendors in the Chapter 11 Cases and estimated critical vendor payments that may be due to such vendors. Thereafter, and prior to the Petition Date (as defined below), the Debtors and the Majority Noteholders shall determine which vendors might be designated as critical vendors in the Chapter 11 Cases.

Reorg Management Incentive Plan

Pursuant to the Plan, following the Plan Effective Date, the new board of directors of the Company or New General Partner appointed by the Majority Noteholders (the “Reorganized Board”) shall adopt a customary management incentive plan for the Company or New General Partner (the “Reorg Management Incentive Plan”) that provides compensation in the form of management incentive units consisting of warrants (the “Reorg Management Incentive Units”) to those individuals involved in day-to-day management of the Company, which Reorg Management Incentive Units shall dilute the other units issued pursuant to the Plan. Any similar existing equity-based management incentive plan will be terminated. The Reorganized Board shall determine allocation and other terms of the Reorg Management Incentive Plan.

Corporate Structure; Governance	To be determined by the Reorganized Board unless otherwise required, and to be acceptable to the Majority Noteholders in their sole discretion.

Executory Contracts and Unexpired Leases

The Debtors shall only assume executory contracts and unexpired leases with the consent of the Majority Noteholders.

All executory contracts and unexpired leases not expressly assumed shall be deemed rejected pursuant to the Plan.

In consultation with the Majority Noteholders, the Debtors may reject executory contracts and unexpired leases during the Chapter 11 Cases.

For the avoidance of doubt, any awards granted under the Reorg Management Incentive Plan will be governed by such program and will not be subject to any provisions of any rejected agreements.

Vesting	Upon consummation of the Plan, all of the assets of the Debtors shall vest in the Reorganized Company.

Exculpations, Releases, Injunction, Waiver and Discharge

The Plan shall include a release, exculpation and indemnity provision consistent with the Out-of-Court Restructuring that is otherwise customary for chapter 11 cases and, in addition, (a) standard and customary third party releases and injunction provisions, (b) a waiver of any and all potential causes of action against the Noteholders under chapter 5 of the Bankruptcy Code or otherwise, and (c) a full and complete discharge.

Other Provisions	The Plan shall contain such other terms and conditions as agreed to by the Debtors and the Majority Noteholders.

Conditions to Confirmation and Effectiveness

The Plan shall be subject to usual and customary conditions to confirmation and effectiveness (as applicable), as well as such other conditions that are satisfactory to the Committee and the Majority Noteholders, including the following:

(i)                                     The Bankruptcy Court shall have entered an order in form and substance acceptable to the Committee and the Majority Noteholders approving the disclosure statement as containing “adequate information” within the meaning of section 1125 of the Bankruptcy Code;

(ii)                                  The Plan and all documents contained in any supplement thereto, including any exhibits, schedules, amendments, modifications or supplements thereto, and all other definitive documentation shall have been negotiated, executed, delivered and filed with the Bankruptcy Court in substantially final form and in form and substance acceptable to the Committee and the Majority Noteholders and otherwise consistent with the terms and conditions described in this Term Sheet and the Support Agreement, as applicable;

(iii)                               The Support Agreement shall have been approved pursuant to an order of the Bankruptcy Court and shall not have been terminated, and shall be in full force and effect; and

(iv)                              The Bankruptcy Court shall have entered a confirmation order in form and substance acceptable to the Committee and the Majority Noteholders and the confirmation order shall be a final order.

Issuance of New Common Units; Execution of the Plan Documents

On the Plan Effective Date, the Reorganized Company shall issue and execute all securities, notes, instruments, certificates, and other documents required to be issued and executed in accordance with the Plan.

No Registration Under the Securities Act

The offer, issuance and distribution of the New Common Units and Warrants pursuant to the Plan will be exempt from registration under the Securities Act of 1933 pursuant to section 1145 of the Bankruptcy Code.

Reorganized Public Company	The Debtors shall use commercially reasonable efforts to maintain the listing of the Existing Emerge LP Common Units on the New York Stock Exchange. If necessary, the Reorganized Company shall use commercially reasonable efforts to have the New Common Units and the Reorg Warrants registered with the SEC and listed on a nationally recognized exchange, as soon as practicable subject to meeting applicable listing requirements following the Plan Effective Date.

Restructuring Timeline

Filing of the Chapter 11 Cases (the “Petition Date”).

On or within one day of the Petition Date, the Debtors shall file a motion seeking entry of interim and final orders approving the terms of the DIP Facility (if such DIP Facility is required as determined by the Committee).

Petition Date +2 (business days): If applicable, the Bankruptcy Court shall have entered an interim order approving the terms of the DIP Facility.

Petition Date +35: If applicable, the Bankruptcy Court shall have entered a final order approving the terms of the DIP Facility.

Petition Date +50: The Bankruptcy Court shall have entered an order approving the disclosure statement.

Petition Date +85: The Bankruptcy Court shall have entered an order confirming the Plan.

Petition Date +100: The Debtors shall have filed a notice of effectiveness of the Plan.

Fees and Expenses

The Debtors shall pay all reasonable costs, fees and expenses of Weil, Gotshal & Manges LLP, as counsel to HPS, and of other advisors retained by the Revolving Loan Agent, HPS, or the Noteholders in connection with the negotiation, prosecution or implementation of the Chapter 11 Cases, under their respective engagement letters or other contractual arrangements.

No Admission	Nothing in this Term Sheet is or shall be deemed to be an admission of any kind as to the extent, validity, or priority of any claims held by any parties hereto.

Exhibit B

Charter

AMENDED AND RESTATED CHARTER

FOR THE SPECIAL RESTRUCTURING COMMITTEE

I.                                        Purpose

The Special Restructuring Committee (the “Committee”) is appointed by, and acts on behalf of, the board of directors (the “Board”) of Emerge Energy Services GP LLC (the “General Partner”), the general partner of Emerge Energy Services LP (the “Partnership”), in connection with, among other things and as set forth herein, the Transaction contemplated by that certain Restructuring Support Agreement (including the exhibits attached thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Support Agreement”), dated as of April 18, 2019, by and among (i) the Partnership, (ii) each direct and indirect subsidiary of the Partnership party thereto, (iii) the General Partner, (iv) the direct and indirect owners of the General Partner party thereto, (v) the Revolving Loan Agent (as defined therein), (vi) the Revolving Loan Lenders (as defined therein) party thereto (the “Consenting Revolving Loan Lenders”), (vii) the Notes Agent (as defined therein), and (viii) the Noteholders (as defined therein) party thereto (the “Consenting Noteholders”).  Capitalized terms used, but not otherwise defined herein are defined in accordance with the Support Agreement.

This Charter amends and restates in its entirety the special restructuring committee charter dated January 31, 2019.  Notwithstanding anything herein to the contrary, this Charter and its respective terms and conditions shall be effective only from the Agreement Effective Date until the earlier of (i) the termination of the Support Agreement solely pursuant to section 6(a) thereof, and (ii) the date on which the Transaction is substantially consummated in accordance with the terms and conditions of the Support Agreement (such earlier date, the “Reversion Date”, and such time period, the “Amended Charter Time Period”).

II.                                   Composition

During the Amended Charter Time Period, the Committee shall at all times be comprised of two (2) independent directors appointed by the General Partner from a slate acceptable to the Noteholders holding more than 50% of the outstanding aggregate principal amount of the Notes Purchase Obligations (the “Majority Noteholders”) and, to the extent approved by and in the sole discretion of the General Partner, one (1) independent director nominated by the General Partner.

The initial members of the Committee will be Eugene I. Davis and William L. Transier, both of whom were appointed by the General Partner from a slate acceptable to the Majority Noteholders. The Committee may have a chairperson if approved by the Committee.

III.                              Meetings, Procedures and Authority

The Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Amended and Restated Limited Liability Company Agreement of the General Partner in effect as of the date hereof (the “GP LLC Agreement”) that are applicable to the Committee.

In addition to the duties and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities that are consistent with this Charter and the purposes of the Committee.  The Committee will endeavor to operate by consensus in carrying out its duties and responsibilities. Any directions, decisions, approvals, or other actions taken by the Committee, including any resolutions at meetings, must be decided by a majority of the Committee.

IV.                               Duties and Responsibilities

1.                                      Implement and Oversee the Transaction.  During the Amended Charter Time Period, the Committee shall exercise all of the powers of the Board (and the Board relinquishes all such powers delegated to the Committee) as set forth in the Term Sheet and the Support Agreement with respect to the following actions:

•                  To implement the terms of the Transaction as set forth in the Term Sheet and the Support Agreement;

•                  To review, evaluate, and, if appropriate, approve and authorize any actions contemplated to be taken by the Partnership in connection with the Transaction as set forth in or contemplated by the Term Sheet and the Support Agreement;

•                  To oversee discussions with the Partnership’s key stakeholders with respect to the Transaction as set forth in or contemplated by the Term Sheet and the Support Agreement;

•                  To oversee the implementation and execution of the Transaction as set forth in or contemplated by the Term Sheet and the Support Agreement;

•                  To manage the Partnership’s day-to-day cash management in furtherance of the Transaction as set forth in or contemplated by the Term Sheet and the Support Agreement; and

•                  To take such other actions as the Committee determines, in good faith, is necessary or desirable in order to carry out its mandate so long as such action is in furtherance of any of the foregoing.

2.                                      Manage and Direct the CRO.  During the Amended Charter Time Period, the Committee shall manage and direct the Chief Restructuring Officer of the General Partner (“CRO”) in furtherance of the Transaction as set forth in or contemplated by the Term Sheet and the Support Agreement.  Subject to the above and the other terms and conditions of the Term Sheet and Support Agreement, the CRO shall be authorized and empowered by the Committee with responsibilities to include (and not be limited to) the following:

•                                          Implementing the terms of the Transaction;

•                                          directing the Partnership’s day-to-day book keeping, collections, disbursement, treasury, liquidity and reporting obligations;

•                                          managing the financial and operational reporting processes with respect to all internal and external constituents;

•                                          overseeing and approving expenditures and cash payments;

•                                          cash management, including vendors, accounts receivable, taxes, financial controls and processes;

•                                          coordinating and managing any asset divestitures;

•                                          development of any business plan and development of any related financial models;

•                                          defining and constraining issues with respect to the Partnership’s business, including legal, environmental, tax, and regulatory;

•                                          approving any amendments or modifications to the engagement letters of the Partnership’s professionals, and entering into any new engagement letters for Partnership professionals;

•                                          directing and managing the Partnership’s professionals;

•                                          evaluating and renegotiating the Partnership’s material contracts, including railcar leases; and

•                                          other services and activities as directed by the Committee.

3.                                      Commencement of Chapter 11 Cases.  During the Amended Charter Time Period, the Committee shall have the right to direct the commencement of voluntary cases (the “Chapter 11 Cases”) of the Partnership and the Partnership’s subsidiaries under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), to be filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the event that the Committee determines (in good faith) that execution of the Out-of-Court Restructuring as contemplated by the Term Sheet and the Support Agreement is no longer reasonably possible or in the best interests of the Partnership and its stakeholders. Any such filing shall contemplate a chapter 11 plan of reorganization that is consistent in all respects with the terms and conditions set forth in Appendix 1 to the Term Sheet or, to the extent the Chapter 11 Cases involve any sale of assets pursuant to section 363 of the Bankruptcy Code, the Noteholders may serve as a stalking horse, with standard stalking horse protections, and can credit bid in connection with the purchase of such assets.  The Committee shall, in good faith, use its discretion to propose and seek confirmation of a chapter 11 plan in accordance with the terms set forth in the Term Sheet or such other terms and treatment that the Committee determines, in good faith, are necessary in order to obtain confirmation of a chapter 11 plan.  A determination by the Committee to file the Chapter 11 Cases in accordance with the Support Agreement and the Term Sheet shall not cause the occurrence of the Reversion Date.

4.                                      Other Matters. The Committee (or any member thereof) may make recommendations to the Board regarding any other matters not contemplated by this Charter.

5.                                      Minutes. To the extent practical, the Committee will keep minutes of its meetings.

6.                                      Reports to the Board of Directors. The Committee will report regularly to the Board regarding the activities of the Committee.

7.                                      Review of this Charter. The Committee should periodically review and reassess this Charter and submit any recommended changes to the Board for its consideration.

8.                                      Revocation.  During the Amended Charter Time Period, no waiver, modification, amendment or revocation of the terms of this Amended and Restated Charter shall be valid unless such waiver, modification, amendment or revocation is in writing and has been expressly consented to by the Consenting Noteholders.

Exhibit C

Voting and Standstill Agreement

Execution Version

VOTING AND STANDSTILL AGREEMENT

This Voting and Standstill Agreement (this “Agreement”), dated as of April 18, 2019, is by and between Emerge Energy Services Holdings LLC (“Emerge Holdings”) and the Committee (as defined below).  Each of the foregoing are referred to herein individually as a “Party,” and collectively as the “Parties.”

WHEREAS, reference is hereby made to that certain Restructuring Support Agreement (including the exhibits attached thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Support Agreement”), dated as of April 18, 2019, by and among (i) Emerge Energy Services LP (the “Partnership”), (ii) each direct and indirect subsidiary of the Partnership party thereto, (iii) Emerge Energy Services GP LLC (the “General Partner”), (iv) the direct and indirect owners of the General Partner party thereto, (v) the Revolving Loan Agent, (vi) the Revolving Loan Lenders party thereto, (vii) the Notes Agent and (viii) the Noteholders party thereto;

WHEREAS, the Support Agreement contemplates, among other things, a proposed out-of-court restructuring transaction involving the Partnership and its subsidiaries, as well as a proposed in-court reorganization transaction if the out-of-court restructuring transaction cannot be consummated on the terms provided for therein; and

WHEREAS, execution and delivery of this Agreement is a condition precedent to the effectiveness of the Support Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1.

DEFINITIONS

1.1                               As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person.  As used in this definition, “control” (including with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership, member or other ownership interests, by contract or otherwise).

“Agreement” shall have the meaning set forth in the Preamble to this Agreement, including all exhibits attached hereto.

“Agreement Effective Date” shall have the meaning set forth in the Support Agreement.

“Board” means the board of directors of the General Partner.

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“Business Day” means a day on which commercial banking institutions in New York, New York are open for business.

“Charter” means the Amended and Restated Charter for the Special Restructuring Committee authorized by the Board in the form attached to the Support Agreement as Exhibit B and effective as of the date hereof.

“Committee” means the Special Restructuring Committee of the Board created pursuant to the Charter.

“Governmental Authority” shall mean any court, agency, authority, department, regulatory body or other instrumentality of any government or country or of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

“GP LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of May 14, 2013.

“Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, injunctions and/or ordinances of any Governmental Authority.

“Member” has the meaning set forth in the GP LLC Agreement.

“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Reversion Date” means the earlier of (i) the termination of the Support Agreement solely pursuant to section 6(a) thereof, and (ii) the date on which the Transaction is substantially consummated in accordance with the terms and conditions of the Support Agreement.

“Support Agreement” shall have the meaning set forth in the first recital to this Agreement, and shall include all exhibits attached thereto.

“Transaction” shall have the meaning set forth in the Support Agreement.

“Voting Proxy Start Time” shall have the meaning set forth in Section 4.1 of this Agreement.

“Voting Proxy Time Period” means the time period commencing on the Voting Proxy Start Time and ending on the Reversion Date.

1.2                               For purposes of this Agreement, unless otherwise specified:  (a) each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter gender; (b) all references herein to “Articles”, “Sections”, and “Exhibits” are references to Articles, Sections, and Exhibits of this Agreement; and (c) the words “herein,” “hereof,” “hereunder” and “hereto” refer to this Agreement in its entirety rather than to a particular portion of this Agreement. Capitalized terms used, but not otherwise defined, herein are defined in accordance with the Support Agreement.

ARTICLE 2.

RESTRICTIONS

2.1                               During the Voting Proxy Time Period and except as expressly contemplated by the Support Agreement, Emerge Holdings shall not take any of the following actions:

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a.                                      delegate any rights or powers of the Member to any other Person pursuant to Section 7.1(b) or 7.1(c) of the GP LLC Agreement;

b.                                      exercise any rights or powers of the Member under section 7.1(e) of the GP LLC Agreement solely as it relates to sections 7.1(d)(v) and 7.1(d)(vi) of the GP LLC Agreement; it being acknowledged and agreed that all such rights and powers of the Majority Interest (as defined in the GP LLC Agreement) have been irrevocably waived during the Voting Proxy Time Period in favor of the Committee pursuant and subject to Section 2.3 below;

c.                                       dissolve or remove any member of the Board or Committee as in existence as of the Agreement Effective Date; or

d.                                      alter or modify the rights or benefits of the Board or Committee as in existence as of the Agreement Effective Date.

2.2                               In furtherance of the above, Emerge Holdings shall execute and deliver to the Committee on the Agreement Effective Date an irrevocable proxy, substantially in the form of Exhibit A attached hereto (the “Voting Proxy”).  Notwithstanding anything herein to the contrary, the Committee shall not exercise the Voting Proxy to alter the composition of the Board as constituted on the Agreement Effective Date or to vote or execute a written consent with respect to any of the voting interests of Emerge Holdings for any matter or reason whatsoever, in each case except as contemplated by the Support Agreement.  Such Voting Proxy shall terminate automatically, without any further action by or notice to any Person, upon the Reversion Date.

2.3                               Furthermore, during the Voting Proxy Time Period, Emerge Holdings hereby grants in favor of the Committee its consent to take any and all such actions as necessary to fulfill the purpose of the Charter, including, but not limited to, taking any and all such actions requiring approval of the Majority Interest pursuant to Section 7.1(e) of the GP LLC Agreement solely as it relates to sections 7.1(d)(v) and 7.1(d)(vi) of the GP LLC Agreement.  During the Voting Proxy Time Period, such consent constitutes a full and irrevocable waiver of any and all required votes, consents, rights and other requirements of the Majority Interest pursuant to Section 7.1(e) of the GP LLC Agreement solely as it relates to sections 7.1(d)(v) and 7.1(d)(vi) of the GP LLC Agreement.

ARTICLE 3.

[Intentionally omitted]

ARTICLE 4.

VOTING PROXY START TIME; TERMINATION

4.1                               Voting Proxy Start Time.  This Agreement shall be effective at 12:01 a.m. prevailing Eastern Time on the date hereof; provided that, as of such date, (i) the Parties shall have executed and delivered to each other counterpart signature pages to this

3

Agreement and (ii) the Agreement Effective Date shall have occurred under the Support Agreement (or will occur concurrently with the execution and delivery of this Agreement) (such date, the “Voting Proxy Start Time”).  The terms and provisions of this Agreement, and the rights, agreements, covenants, and the obligations of the Parties hereunder, shall not become effective or binding until the occurrence of the Voting Proxy Start Time.

4.2                               Termination.  This Agreement, and the agreements, obligations, and covenants of the Parties hereunder, shall terminate automatically, without any further action by or notice to any Person, upon the Reversion Date; provided that termination of this Agreement shall not relieve any Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

ARTICLE 5.

MISCELLANEOUS

5.1                               Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require the application of the Law of any other jurisdiction. The Parties irrevocably and unconditionally submit to the exclusive jurisdiction of the state and federal courts of Delaware solely and specifically for the purposes of any action or proceeding arising out of or in connection with this Agreement.

5.2                               Amendment or Waiver.  No waiver, modification or amendment of the terms of this Agreement or the exhibits attached hereto shall be valid unless such waiver, modification or amendment is in writing and has been signed by all of the Parties.  No waiver of any of the provisions of this Agreement or the exhibits attached hereto shall be deemed or constitute a waiver of any other provision of this Agreement or the exhibits attached hereto, whether or not similar, nor shall any waiver be deemed a continuing waiver.

5.3                               Notices.  Any notices or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, or on the next Business Day if transmitted by national overnight courier, addressed in each case as follows:

If to Emerge Holdings:

Insight Equity

1400 Civic Place, Suite 250

Southlake, TX  76092

Attn:  Warren Bonham

wbonham@insightequity.com

with a copy to:

Latham & Watkins LLP

4

885 Third Avenue

New York, NY 10022-4834

Attn:  Keith A. Simon

Direct Dial:  212.906.1372

Fax:   212.751.4864

Email: keith.simon@lw.com

-and-

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, TX 77002

Attn:  Tad Davidson

Direct Dial:  713.220.3810

Fax:  713.220.4285

Email:  TadDavidson@HuntonAK.com

If to the Committee:

Eugene I. Davis

5 Canoe Brook Drive

Livingston, New Jersey 07039

genedavis@pirinateconsulting.com

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022-4834

Attn:  Keith A. Simon

Direct Dial:  212.906.1372

Fax:   212.751.4864

Email: keith.simon@lw.com

5.4                               Entire Agreement.  This Agreement and the exhibits attached hereto set forth in full the terms of agreement between the Parties and is intended as the full, complete and exclusive contract governing the relationship between the Parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between or among the Parties with respect thereto; provided, that any confidentiality agreement between or among the Parties shall remain in full force and effect in accordance with its terms.

5.5                               Severability.  If any portion of this Agreement or the exhibits attached hereto shall be held to be invalid, unenforceable, void or voidable, or violative of applicable Law, the remaining portions of this Agreement and the exhibits attached hereto (as applicable) so far as they may practicably be performed shall remain in full force and effect and binding on the Parties hereto; provided that this provision shall not operate to waive any condition precedent to any event set forth herein.

5.6                               Assignment.  Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party hereto, without the prior written consent of the other Parties hereto, and then only to a Person who has agreed to be bound by the provisions of this Agreement.  This Agreement is intended to and shall bind and inure to the benefit

5

of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

5.7                               Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Any Party hereto may execute and deliver a counterpart of this Agreement by delivery by facsimile transmission or electronic mail of a signature page of this Agreement signed by such Party, and any such facsimile or electronic mail signature shall be treated in all respects as having the same effect as having an original signature.

5.8                               Third Party Beneficiaries.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third party beneficiary hereof or shall otherwise be entitled to enforce any provision hereof.

5.9                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXHIBITS ATTACHED HERETO.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Parties have executed and delivered this Voting and Standstill Agreement as of the date first above written.

EMERGE ENERGY SERVICES HOLDINGS LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the Parties have executed and delivered this Voting and Standstill Agreement as of the date first above written.

Special Restructuring Committee:

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

FORM OF IRREVOCABLE PROXY

In order to secure the performance of the agreements of Emerge Energy Services Holdings LLC (“Emerge Holdings”), who is the sole member of Emerge Energy Services GP LLC (the “General Partner”), pursuant to the Voting and Standstill Agreement, dated as of April 18, 2019 (the “Agreement”), by and between Emerge Holdings and the Committee (as defined therein), Emerge Holdings hereby irrevocably appoints the Committee as attorneys, agents and proxies, with full power of substitution for Emerge Holdings, and in the name, place and stead of Emerge Holdings, to vote (or cause to be voted) or, if applicable, to give consent, in such manners as each such attorneys, agents and proxies shall, in accordance with any written instruction from the Committee given in accordance with the Support Agreement, record such vote (or consent) in the manner and for the limited purposes set forth in Section 2.1 of the Agreement with respect to all voting securities that Emerge Holdings is or may be entitled to vote at any meeting of the General Partner held after the date hereof, whether annual or special and whether or not an adjourned meeting or, if applicable, to approve any action of the General Partner with respect thereto or to give written consent with respect thereto.  Capitalized terms used, but not otherwise defined, herein are defined in accordance with the Agreement.

During the Voting Proxy Time Period, this proxy (the “Voting Proxy”) shall be irrevocable and binding on any successor-in-interest of Emerge Holdings.  This Voting Proxy shall operate to revoke and render void any prior proxy as to voting securities heretofore granted by Emerge Holdings which is inconsistent herewith.

Notwithstanding anything herein to the contrary, the Committee shall not exercise this Voting Proxy to alter the composition of the Board of the General Partner, as constituted on the Agreement Effective Date, or to vote or execute a written consent with respect to any of the voting interests of Emerge Holdings for any matter or reason whatsoever, in each case except as contemplated by the Support Agreement.

The terms and provisions of this Voting Proxy, and the rights, agreements, covenants, and the obligations of the Parties hereunder, shall not become effective or binding until the occurrence of the Voting Proxy Start Time. This Voting Proxy, and the agreements, obligations, and covenants of the Parties hereunder, shall terminate automatically, without any further action by or notice to any Person, upon the Reversion Date; provided that termination of this Voting Proxy shall not relieve any Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

The provisions of Section 1.2 and Article 5 of the Agreement are incorporated herein by reference and shall apply as if fully set forth herein, mutatis mutandis.

Emerge Energy Services Holdings LLC

By:
Name:
Title:

Exhibit D

Form of Joinder

JOINDER TO RESTRUCTURING SUPPORT AGREEMENT

The undersigned hereby acknowledges that it has received and fully reviewed the Restructuring Support Agreement (including the exhibits attached thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Agreement”), dated as of April 18, 2019, by and among (i) Emerge Energy Services LP (“Emerge LP”), (ii) each direct and indirect subsidiary of Emerge LP party thereto (each an “Emerge LP Subsidiary”, and together with Emerge LP, the “Company”), (iii) Emerge Energy Services GP LLC (“Emerge GP”), (iv) the direct and indirect owners of Emerge GP party thereto (the “Consenting Equity Holders”), (v) the Revolving Loan Agent (as defined therein), (vi) the Revolving Loan Lenders (as defined therein) party thereto (the “Consenting Revolving Loan Lenders”), (vii) the Notes Agent (as defined therein), and (viii) the Noteholders (as defined therein) party thereto (the “Consenting Noteholders”).  The undersigned acknowledges and agrees, by its signature below, that it is bound by the terms and conditions of the Agreement and shall be deemed a [“Consenting Revolving Loan Lender”/”Consenting Noteholder”] for all purposes under the terms of and pursuant to the Agreement as of the date hereof.

Date:  [             ], 2019

[Name of Holder/Proposed Transferee]

By:
Name:
Title:

Principal Amount of Revolving Loan Obligations as of the date hereof:

$

Principal Amount of Notes Purchase Obligations as of the date hereof:

$

Address for Notice:

[          ]

[          ]

Attention: [          ]

Facsimile: [          ]